                                                                                EXECUTION COPY

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                                  GMAC MORTGAGE CORPORATION
                                         as Servicer,

                            GMACM HOME EQUITY LOAN TRUST 2006-HE2,
                                          as Issuer

                                             and

                          JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
                                     as Indenture Trustee

                                  _________________________

                                     SERVICING AGREEMENT

                                  Dated as of June 29, 2006
                                  _________________________

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                                      TABLE OF CONTENTS

                                                                                          PAGE

ARTICLE I         Definitions...............................................................1

        Section 1.01      Definitions.......................................................1

        Section 1.02      Other Definitional Provisions.....................................1

        Section 1.03      Interest Calculations. All calculations of interest
                          hereunder that are made in respect of a Mortgage Loan shall

        Section 3.09      Servicing Compensation; Payment of Certain Expenses by

        Section 3.12      Access to Certain Documentation and Information Regarding
                          the Mortgage Loans...............................................19

        Section 3.13      Maintenance of Certain Servicing Insurance Policies..............19

        Section 3.14      Information Required by the Internal Revenue Service and
                          Reports of Foreclosures and Abandonments of Mortgaged

        Section 3.20      Enforcement of Due-on-Sale Clauses; Assumption and

        Section 6.02      Merger or Consolidation of, or Assumption of the Obligations

        Section 6.06      Payment of Indenture Trustee's and Owner Trustee's Fees and

        Section 8.08      Termination Upon Purchase by the Servicer or Liquidation of

        Section 9.02      Additional Representations and Warranties of the Indenture

EXHIBIT D-2       FORM OF BACK-UP CERTIFICATION TO FORM 10-K
                  CERTIFICATE.............................................................D-2

        This Servicing Agreement,  dated as of June 29, 2006 (the "Agreement"),  is among GMAC
Mortgage  Corporation,  as  servicer  (the  "Servicer"),  the GMACM  Home  Equity  Loan  Trust
2006-HE2,  as issuer (the  "Issuer"),  and  JPMorgan  Chase  Bank,  National  Association,  as
indenture trustee (the "Indenture Trustee").

                                         WITNESSETH:

        WHEREAS,  pursuant to the terms of the Purchase  Agreement (as defined  herein),  GMAC
Mortgage  Corporation,  as seller (in such  capacity,  "GMACM")  and as  servicer,  and Walnut
Grove  Mortgage  Loan Trust  2003-A,  as seller  ("WG  Trust  2003" and,  with  GMACM,  each a
"Seller" and together, the "Sellers"),  will sell to Residential Asset Mortgage Products, Inc.
("RAMP"),  as purchaser (in such capacity,  the  "Purchaser"),  the Initial  Mortgage Loans on
the Closing Date, and may sell Subsequent  Mortgage Loans on one or more  Subsequent  Transfer
Dates,  together with the Related  Documents on the Closing Date and any  Subsequent  Transfer
Date;

        WHEREAS,  RAMP,  as  depositor  (in such  capacity,  the  "Depositor"),  will sell the
Initial  Mortgage  Loans and assign  all of its rights  under the  Purchase  Agreement  to the
Issuer, together with the Related Documents on the Closing Date;

        WHEREAS,  pursuant  to the terms of the Trust  Agreement,  the  Issuer  will issue the
Certificates;

        WHEREAS, pursuant to the terms of the Indenture, the Issuer will issue the Notes; and

        WHEREAS,  pursuant  to the terms of this  Agreement,  the  Servicer  will  service the
Mortgage Loans directly or through one or more Subservicers.

        NOW,  THEREFORE,  in  consideration  of the mutual  covenants  herein  contained,  the parties hereto agree as follows:

ARTICLE I

                                         Definitions

Section 1.01   Definitions.   For  all  purposes  of  this  Agreement,   except  as  otherwise
expressly  provided herein or unless the context  otherwise  requires,  capitalized  terms not otherwise  defined  herein shall have the meanings  assigned to such terms in the  Definitions contained  in  Appendix  A to the  indenture  dated as of June  29,  2006  (the  "Indenture"), between the Issuer and the  Indenture  Trustee,  which is  incorporated  by reference  herein.
All other capitalized terms used herein shall have the meanings specified herein.

Section 1.02   Other Definitional Provisions.

(a)     All terms defined in this Agreement  shall have the defined  meanings when used in any certificate  or  other  document  made  or  delivered  pursuant  hereto  unless otherwise defined therein.

(b)     As used in this  Agreement and in any  certificate or other document made or delivered pursuant hereto or thereto,  accounting  terms not defined in this Agreement or in any such certificate or other document,  and accounting terms partly defined in this Agreement or in any such  certificate or other document,  to the extent not defined,  shall have the respective  meanings given to them under generally
               accepted  accounting  principles.   To  the  extent  that  the  definitions  of
               accounting  terms  in  this  Agreement  or in any  such  certificate  or  other document  are  inconsistent  with the  meanings of such terms  under  generally accepted accounting principles,  the definitions contained in this Agreement or in any such certificate or other document shall control.

(c)     The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this  Agreement  shall  refer  to  this  Agreement  as a  whole  and not to any
               particular  provision  of  this  Agreement;   Section  and  Exhibit  references
               contained in this  Agreement  are  references to Sections and Exhibits in or to this Agreement unless  otherwise  specified;  the term  "including"  shall mean
               "including  without  limitation";  "or" shall  include  "and/or";  and the term
               "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)     The definitions  contained in this Agreement are applicable to the singular as well as the plural  forms of such terms and to the  masculine  as well as the  feminine and neuter genders of such terms.

(e)     Any  agreement,  instrument  or  statute  defined  or  referred  to  herein  or in any
               instrument  or  certificate   delivered  in  connection   herewith  means  such
               agreement,  instrument  or statute as from time to time  amended,  modified  or
               supplemented   and  includes  (in  the  case  of  agreements  or   instruments)
               references to all  attachments  thereto and instruments  incorporated  therein;
               references to a Person are also to its permitted successors and assigns.

Section 1.03   Interest Calculations.  All calculations of interest hereunder that are made in respect of a Mortgage Loan shall be made in conformity  with the related  Mortgage  Note.  All calculations  of interest on the Notes and the  Servicing  Fee shall be made on the basis of a
360-day year  consisting of twelve 30-day  months.  All dollar  amounts  calculated  hereunder shall be rounded to the nearest penny with one-half of one penny being rounded up.

ARTICLE II

                                Representations and Warranties

Section 2.01   Representations   and   Warranties   Regarding  the   Servicer.   The  Servicer
represents  and  warrants  to the Issuer  and for the  benefit of the  Indenture  Trustee,  as pledgee of the Mortgage Loans, as of the Closing Date:

(a)     the Servicer is a corporation  duly organized,  validly  existing and in good standing under the laws of the  Commonwealth of Pennsylvania and has the corporate power to own its  assets  and to  transact  the  business  in which  it is  currently
               engaged.   The  Servicer  is  duly  qualified  to  do  business  as  a  foreign corporation  and  is in  good  standing  in  each  jurisdiction  in  which  the character of the business  transacted by it or properties owned or leased by it requires such  qualification  and in which the failure to so qualify would have a material  adverse  effect (not in the  ordinary  course of  business)  on the business,  properties,  assets,  or  condition  (financial  or  other)  of  the
               Servicer;

(b)     the Servicer has the power and  authority to make,  execute,  deliver and perform this
               Agreement and all of the transactions  contemplated  under this Agreement,  and has taken all necessary  corporate action to authorize the execution,  delivery and performance of this Agreement.  When executed and delivered, this Servicing
               Agreement  will  constitute  the legal,  valid and  binding  obligation  of the
               Servicer  enforceable  in accordance  with its terms,  except as enforcement of such terms may be limited by  bankruptcy,  insolvency or similar laws affecting the  enforcement  of creditors'  rights  generally and by the  availability  of equitable remedies;

(c)     the  Servicer  is not  required  to obtain  the  consent  of any  other  Person or any
               consent,   license,   approval  or  authorization   from,  or  registration  or
               declaration  with, any governmental  authority,  bureau or agency in connection with the execution, delivery,  performance,  validity or enforceability of this
               Agreement,  except for such consent,  license,  approval or  authorization,  or registration or declaration,  as shall have been obtained or filed, as the case may be;

(d)     the execution and delivery of this Agreement and the  performance of the  transactions contemplated  hereby by the Servicer will not violate any material provision of any existing law or regulation  or any order or decree of any court  applicable to the Servicer or any provision of the Articles of  Incorporation or Bylaws of the  Servicer,  or  constitute  a  material  breach of any  material  mortgage, indenture,  contract or other  agreement to which the Servicer is a party or by which the Servicer may be bound;

(e)     no  litigation  or  administrative  proceeding  of or before  any court,  tribunal  or governmental  body is currently  pending,  or to the  knowledge of the Servicer threatened,  against the Servicer or any of its  properties  or with respect to this  Agreement  or the  Securities  which in the opinion of the Servicer has a reasonable  likelihood  of  resulting  in a  material  adverse  effect  on  the transactions contemplated by this Agreement;

(f)     the  Servicer is a member of MERS in good  standing,  and will comply in all  material respects  with  the  rules  and  procedures  of MERS  in  connection  with  the servicing of the Mortgage Loans that are registered with MERS; and

(g)     the  servicing  of the  Mortgage  Loans has at all times been  conducted  in  material compliance  with all  applicable  federal,  state  and  local  laws,  rules and regulations  and there has been no material  violation of any such laws,  rules or regulations arising out of the servicing of the Mortgage Loans.

        The foregoing  representations  and  warranties  shall survive any  termination of the
Servicer hereunder.

Section 2.02   Representations  and  Warranties of the Issuer.  The Issuer  hereby  represents and warrants to the Servicer and for the benefit of the Indenture  Trustee,  as pledgee of the
Mortgage Loans, as of the Closing Date:

(a)     the Issuer is a  statutory  trust duly formed and in good  standing  under the laws of the State of Delaware and has full power,  authority and legal right to execute
               and  deliver  this  Agreement  and  to  perform  its  obligations   under  this
               Agreement,  and has taken all  necessary  action to  authorize  the  execution, delivery and performance by it of this Agreement; and

(b)     the execution and delivery by the Issuer of this Agreement and the  performance by the
               Issuer of its  obligations  under this Agreement will not violate any provision of any law or regulation  governing the Issuer or any order, writ,  judgment or decree of any court,  arbitrator or governmental authority or agency applicable to the Issuer or any of its assets.  Such execution,  delivery,  authentication and  performance  will not require the  authorization,  consent or approval of, the giving of notice to, the filing or registration  with, or the taking of any other action with respect to, any governmental  authority or agency  regulating the  activities  of limited  liability  companies.  Such  execution,  delivery, authentication  and  performance  will not conflict with, or result in a breach or  violation  of, any  mortgage,  deed of trust,  lease or other  agreement or instrument to which the Issuer is bound.

Section 2.03   Enforcement of Representations and Warranties.  The Servicer,  on behalf of and subject to the direction of the Indenture  Trustee,  as pledgee of the Mortgage  Loans, or the
Issuer,  shall  enforce the  representations  and  warranties  of the Sellers  pursuant to the
Purchase  Agreement.  Upon the discovery by the Sellers,  the  Depositor,  the  Servicer,  the
Indenture  Trustee,  the  Enhancer,  the Issuer,  or the  Custodian  of a breach of any of the representations and warranties made by a Seller in the Purchase  Agreement,  in respect of any
Mortgage Loan which materially and adversely affects the interests of the  Securityholders  or the  Enhancer,  the party  discovering  such breach  shall give prompt  written  notice to the other  parties  (the  Custodian  being  so  obligated  under  the  Custodial  Agreement).  The
Servicer  shall promptly  notify such Seller of such breach and request that,  pursuant to the terms of the  Purchase  Agreement,  the  Seller  either (i) cure such  breach in all  material respects  within 90 days from the date the Seller was notified of such breach,  or in the case of a breach  which  has the  effect  of  making  the  Mortgage  Loan  fail to be a  "qualified mortgage"  within the meaning of Section 860G of the  Internal  Revenue  Code,  within 90 days after the  discovery  thereof by the Sellers,  the  Depositor,  the  Servicer,  the  Indenture
Trustee,  the Issuer or the  Purchaser or (ii)  purchase such Mortgage Loan from the Issuer at the price and in the manner set forth in Section 3.1(e) of the Purchase  Agreement;  provided, that the Seller shall,  subject to the  conditions set forth in the Purchase  Agreement,  have the  option  to  substitute  an  Eligible  Substitute  Loan or Loans for such  Mortgage  Loan, provided that such  substitution  occurs  within two years  following the Closing Date. In the event that the Seller elects to substitute one or more Eligible  Substitute  Loans pursuant to
Section  3.1(e) of the Purchase  Agreement,  the Seller shall  deliver to the Custodian or the
Servicer,  in  accordance  with  the  Purchase  Agreement,   with  respect  to  such  Eligible
Substitute  Loans,  the original  Mortgage  Note, the Mortgage,  and such other  documents and agreements  as are required by the Purchase  Agreement.  Payments due with respect to Eligible
Substitute  Loans in the month of  substitution  shall not be  transferred  to the  Issuer and will be  retained by the  Servicer  and  remitted  by the  Servicer to such Seller on the next succeeding  Payment Date except to the extent that a payment less than the applicable  Monthly
Payment has been  received by the Issuer for such month in respect of the Mortgage  Loan to be removed.  The  Servicer  shall  amend or cause to be amended  the  Mortgage  Loan  Schedule to reflect the removal of such  Mortgage  Loan and the  substitution  of the Eligible  Substitute
Loans and the  Servicer  shall  promptly  deliver the amended  Mortgage  Loan  Schedule to the
Owner Trustee and Indenture Trustee.

        It is understood  and agreed that the obligation of the Sellers to cure such breach or purchase or  substitute  for such  Mortgage Loan as to which such a breach has occurred and is continuing  shall  constitute the sole remedy  respecting such breach  available to the Issuer and the  Indenture  Trustee,  as  pledgee  of the  Mortgage  Loans,  against  any  Seller.  In connection  with the purchase of or  substitution  for any such  Mortgage Loan by such Seller, the Issuer  shall  assign to such  Seller all of its right,  title and  interest in respect of the Purchase  Agreement  applicable  to such  Mortgage  Loan.  Upon receipt of the  Repurchase
Price, or upon completion of such substitution,  the Servicer shall notify the Custodian,  and the  Custodian  shall deliver the Mortgage  Notes to the Servicer,  together with all relevant endorsements  and  assignments  prepared by the  Servicer  that the  Indenture  Trustee  shall execute.

ARTICLE III

                        Administration and Servicing of Mortgage Loans

Section 3.01   The Servicer.

(a)     The Servicer shall service and  administer  the Mortgage  Loans in a manner  generally consistent with the terms of the Program Guide and in a manner  consistent with the terms of this  Agreement  and that shall be normal and usual in its general mortgage  servicing  activities  and  consistent  with the  manner  in which it
               services  all  other   Mortgage   Loans  in  its   servicing   portfolio   with
               characteristics  similar to those of the Mortgage  Loans.  The  Servicer  shall have full power and  authority,  acting alone or through a  Subservicer,  to do any and all things in connection with such servicing and  administration  which it may deem  necessary or desirable,  it being  understood,  however,  that the
               Servicer shall at all times remain  responsible to the Issuer and the Indenture
               Trustee,  as pledgee of the Mortgage  Loans,  for the performance of its duties and  obligations  hereunder in accordance with the terms hereof and the Program
               Guide.  Without  limiting the generality of the  foregoing,  the Servicer shall continue,  and is  hereby  authorized  and  empowered  by the  Issuer  and  the
               Indenture  Trustee,  as pledgee of the Mortgage  Loans, to execute and deliver, on behalf of itself,  the Issuer, the Indenture Trustee or any of them, any and all instruments of satisfaction or cancellation,  or of partial or full release or discharge and all other comparable  instruments with respect to the Mortgage
               Loans and the Mortgaged  Properties.  The Issuer, the Indenture Trustee and the
               Custodian,  as  applicable,  shall  furnish  the  Servicer  with any  powers of attorney and other  documents  necessary or  appropriate to enable the Servicer to carry out its servicing and  administrative  duties hereunder.  In addition, the  Servicer  may,  at its  own  discretion  and on  behalf  of the  Indenture
               Trustee,  obtain  credit  information  in the form of a "credit  score"  from a credit  repository.  On the Closing Date,  the Indenture  Trustee shall deliver to the  Servicer  a  limited  power of  attorney  substantially  in the form of
               Exhibit B hereto.  The  Servicer is further  authorized  and  empowered  by the
               Issuer  and  the  Indenture  Trustee,  on  behalf  of the  Noteholders  and the
               Indenture Trustee, in its own name or in the name of the Subservicer,  when the
               Servicer or the  Subservicer,  as the case may be,  believes it  appropriate in its best judgment to register any Mortgage  Loan on the MERS(R)System,  or cause the removal from the registration of any Mortgage Loan on the MERS(R)System,  to execute and deliver,  on behalf of the Indenture Trustee and the Noteholders or any of  them,  any and all  instruments  of  assignment  and  other  comparable instruments  with respect to such  assignment or  re-recording of a Mortgage in the  name of  MERS,  solely  as  nominee  for  the  Indenture  Trustee  and its
               successors   and  assigns.   The  Indenture   Trustee  shall  have  no  ongoing
               responsibility  to check the status of the Mortgage  Loans on the MERS(R)System.
               Any  expenses  incurred  in  connection  with  the  actions  described  in  the
               preceding  sentence  shall  be  borne  by  the  Servicer,   with  no  right  of
               reimbursement.

        Notwithstanding  the  foregoing,  subject to Section  3.02(a),  the Servicer shall not permit any  modification  with respect to any Mortgage Loan that would both  constitute a sale or exchange  of such  Mortgage  Loan  within the  meaning of Section  1001 of the Code and any proposed,  temporary or final regulations  promulgated  thereunder and cause any REMIC to fail to  qualify as a REMIC  under the Code or,  except as  provided  in  Section  11.01(f)  of the
Indenture,  cause the  imposition of a tax upon any of the REMICs  (including  but not limited to the tax on  prohibited  transactions  as defined in Section  860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code).

        Subject to Section  3.15,  if the  Mortgage  did not have a Lien senior to the related
Mortgage  Loan on the related  Mortgaged  Property as of the related  Cut-Off  Date,  then the
Servicer,  in such  capacity,  may not  consent to the placing of a Lien senior to that of the
Mortgage on the related  Mortgaged  Property.  Subject to Section  3.15, if the Mortgage had a
Lien senior to the related Mortgage Loan on the related  Mortgaged  Property as of the related
Cut-Off Date,  then the Servicer,  in such  capacity,  may not consent to the  refinancing  of such prior senior  Lien;  unless (i) the  resulting  CLTV of such  Mortgage  Loan is no higher than the  greater  of the  CLTV  prior  to such  refinancing  or a 70% CLTV (or a 80% CLTV for those  borrowers  with a FICO "credit score" of 720 or greater) and (ii) the interest rate for the loan  evidencing  the  refinanced  senior Lien is no higher than the interest  rate on the loan evidencing the existing  senior Lien  immediately  prior to the date of such  refinancing
(meaning,  in the case of an adjustable rate loan, a  substantially  similar index and a gross margin no higher than that of the existing senior Lien);  provided,  however, that if the loan evidencing the existing  senior Lien prior to the date of  refinancing  is an adjustable  rate loan and the loan  evidencing  the  refinanced  senior  Lien is a fixed  rate  loan,  then the interest  rate on the loan  evidencing  the  refinanced  senior  Lien may be up to 2.0% higher than the  then-current  mortgage  rate of the loan  evidencing  the  existing  senior Lien and
(iii) the loan evidencing the refinanced senior Lien is not subject to negative amortization.

        In connection  with  servicing the Mortgage  Loans,  the Servicer may take  reasonable actions to encourage or effect the termination of Mortgage Notes that have become dormant.

        The  relationship  of the Servicer  (and of any  successor to the Servicer as servicer under this  Agreement)  to the Issuer  under this  Agreement  is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

(b)     The  Servicer  may  enter  into  Subservicing  Agreements  with  Subservicers  for the servicing and  administration  of certain of the Mortgage  Loans.  The Servicer
               shall  provide   notice  to  the   Indenture   Trustee  upon  entering  into  a
               Subservicing  Agreement.  References  in this  Agreement to actions taken or to be taken by the Servicer in servicing the Mortgage Loans include  actions taken or to be taken by a  Subservicer  on  behalf  of the  Servicer  and any  amount actually  received by such  Subservicer  in respect of a Mortgage Loan shall be deemed to have been received by the Servicer  whether or not actually  received by the  Servicer.  Each  Subservicing  Agreement  will be upon  such  terms and conditions as are not inconsistent  with this Agreement and as the Servicer and the Subservicer have agreed.  With the approval of the Servicer,  a Subservicer may delegate its  servicing  obligations  to  third-party  servicers,  but such
               Subservicers will remain obligated under the related  Subservicing  Agreements.
               The  Servicer  and the  Subservicer  may enter into  amendments  to the related
               Subservicing Agreements;  provided, however, that any such amendments shall not cause the  Mortgage  Loans to be serviced in a manner that would be  materially inconsistent  with the  standards  set forth in this  Agreement.  The  Servicer shall be entitled to terminate any  Subservicing  Agreement in accordance  with the terms and  conditions  thereof and without any limitation by virtue of this
               Agreement;  provided,  however,  that  in  the  event  of  termination  of  any
               Subservicing  Agreement by the Servicer or the Subservicer,  the Servicer shall either  act  as  servicer  of  the  related  Mortgage  Loan  or  enter  into  a
               Subservicing  Agreement with a successor Subservicer which will be bound by the terms of the related  Subservicing  Agreement.  The Servicer  shall be entitled to enter into any  agreement  with a  Subservicer  for  indemnification  of the
               Servicer and nothing  contained in this  Agreement  shall be deemed to limit or modify such indemnification.

        In the event that the rights,  duties and  obligations  of the Servicer are terminated hereunder,  any successor to the Servicer in its sole discretion may, to the extent  permitted by applicable  law,  terminate the existing  Subservicing  Agreement  with any  Subservicer in accordance  with the terms of the applicable  Subservicing  Agreement or assume the terminated
Servicer's rights and obligations under such  subservicing  arrangements  which termination or assumption will not violate the terms of such arrangements.

        As part of its servicing activities  hereunder,  the Servicer,  for the benefit of the
Indenture  Trustee,  the Enhancer and the  Securityholders,  shall use  reasonable  efforts to enforce the obligations of each Subservicer under the related Subservicing  Agreement,  to the extent that the  non-performance  of any such obligation  would have a material adverse effect on a Mortgage Loan. Such enforcement,  including,  without  limitation,  the legal prosecution of claims,  termination  of  Subservicing  Agreements  and the  pursuit  of other  appropriate remedies,  shall be in such form and  carried  out to such an  extent  and at such time as the
Servicer,  in its  good  faith  business  judgment,  would  require  were it the  owner of the related  Mortgage  Loans.  The  Servicer  shall pay the costs of such  enforcement  at its own expense,  and shall be reimbursed  therefor only (i) from a general  recovery  resulting  from such  enforcement  to the  extent,  if any,  that such  recovery  exceeds  all  amounts due in respect of the related  Mortgage Loan or (ii) from a specific  recovery of costs,  expenses or attorneys fees against the party against whom such enforcement is directed.

        (c)    All other documents  contained in the Mortgage File and any original  documents relating  to the  Mortgage  Loans not  contained  in the  Mortgage  File or  delivered  to the
Custodian,  if any, or the  Indenture  Trustee are and shall be held by the  Servicer in trust as agent for the Indenture Trustee on behalf of the Noteholders.

Section 3.02   Collection of Certain Mortgage Loan Payments.

(a)     The Servicer shall make  reasonable  efforts to collect all payments  called for under the terms and provisions of the Mortgage  Loans,  and shall, to the extent such procedures  shall be consistent  with this  Agreement and generally  consistent with the Program Guide,  follow such  collection  procedures as shall be normal and usual in its general mortgage servicing  activities and consistent with the procedures  the Servicer  employs in servicing all other  Mortgage Loans in the servicing  portfolio  with  characteristics  similar  to those of the  Mortgage
               Loans.  Consistent with the foregoing,  and without  limiting the generality of the foregoing,  the Servicer may in its  discretion  (i) waive any late payment charge,  penalty  interest or other fees which may be collected in the ordinary course of  servicing  a  Mortgage  Loan and (ii)  arrange  with a  Mortgagor  a schedule  for the payment of principal  and interest due and unpaid;  provided, that such  arrangement is consistent with the Servicer's  policies with respect to home equity mortgage loans; and provided further,  that notwithstanding such arrangement,  such Mortgage Loans will be included in the information regarding
               delinquent  Mortgage  Loans  set  forth  in  the  Servicing  Certificate.   The
               Servicer  may also extend the Due Date for  payment  due on a Mortgage  Loan in accordance with the Program Guide;  provided,  however, that the Servicer shall first  determine that any such waiver or extension will not impair the coverage of any related insurance policy or materially  adversely affect the Lien of the related Mortgage or the interests of the  Securityholders or the Enhancer,  and the Servicer  shall not grant any such waiver or extension  that would have any such  effect.  Consistent  with the terms of this  Agreement,  the Servicer may also:

(i)     waive, modify or vary any term of any Mortgage Loan;

(ii)    consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor;

(iii)   arrange with a Mortgagor a schedule for the payment of principal and interest due and unpaid;

(iv)    forgive any portion of the amounts contractually owed under the Mortgage Loan;

(v)     capitalize past due amounts owed under the Mortgage Loan by adding any amounts in arrearage to the existing principal balance of the Mortgage Loan (a "Capitalization
        Workout") which will result in an increased Monthly Payment amount, provided that:
        (A) the amount added to the existing principal balance of the Mortgage Loan (the
        "Capitalized Amount") shall be no greater than five times the Mortgagor's current
        Minimum Monthly Payment amount; and (B) the Servicer shall not enter into a
        Capitalization Workout unless the CLTV of the Mortgage Loan prior to the
        Capitalization Workout equals or exceeds 80% and the Mortgagor has qualified for the
        Capitalization Workout under the Servicer's servicing guidelines; or

(vi)    reset the maturity date for the Mortgage Loan, but in no event shall such reset date extend beyond the end of the Collection Period preceding the Final Payment Date;

               or any combination of the foregoing,  if in the Servicer's  determination  such waiver,  modification,  postponement or indulgence is not materially  adverse to the interests of the Securityholders or the Enhancer;  provided,  however,  that the Servicer may not modify or permit any  Subservicer  to modify any Mortgage  Loan  (including  without  limitation  any modification  that would  change the Loan  Rate,  forgive  the  payment  of any  principal  or interest  (unless in connection with the  liquidation of the related  Mortgage Loan) or extend the final  maturity  date of such  Mortgage  Loan) unless such Mortgage Loan is in default or, in the judgment of the  Servicer,  such default is reasonably  foreseeable.  The general terms of any waiver,  modification,  forgiveness,  postponement or indulgence with respect to any of the Mortgage  Loans will be included in the Servicing  Certificate,  and such  Mortgage  Loans will not be  considered  "delinquent"  for the purposes of the Basic  Documents so long as the
Mortgagor complies with the terms of such waiver, modification,  forgiveness,  postponement or indulgence.

(b)     The Servicer shall establish a Custodial Account,  which shall be an Eligible Account, titled  "GMACM Home Equity Loan Trust Series  2006-HE2,"  in which the Servicer shall  deposit or cause to be deposited any amounts  representing  payments and collections in respect of the Initial  Mortgage Loans received by it subsequent to or on the Cut-Off Date or, with respect to the  Subsequent  Mortgage  Loans, the Subsequent  Cut-Off Date (other than in respect of the payments referred to in the  following  paragraph),  within  two  Business  Days  following  receipt thereof  (or  otherwise  on or  prior  to  the  Closing  Date),  including  the
               following   payments   and   collections   received  or  made  by  it  (without
               duplication):

(i)     all payments of principal of or interest on the Mortgage Loans received or advanced by the Servicer, net of any portion of the interest thereof retained by any
        Subservicer as subservicing fees;

(ii)    the aggregate Repurchase Price of the Mortgage Loans purchased by the Servicer pursuant to Section 3.15;

(iii)   Net Liquidation Proceeds, net of any related Foreclosure Profit and all Subsequent
        Net Recovery Amounts;

(iv)    all proceeds of any Mortgage Loans repurchased by a Seller pursuant to the Purchase
        Agreement, and all Substitution Adjustment Amounts required to be deposited in connection with the substitution of an Eligible Substitute Loan pursuant to the
        Purchase Agreement;

(v)     Insurance Proceeds, other than Net Liquidation Proceeds, resulting from any insurance policy maintained on a Mortgaged Property; and

(vi)    amounts required to be paid by the Servicer pursuant to Section 8.08;

provided,  however,  that with  respect  to each  Collection  Period,  the  Servicer  shall be permitted  to retain  from  payments  in  respect  of  interest  on the  Mortgage  Loans,  the
Servicing Fee for such Collection Period. The foregoing  requirements  respecting  deposits to the  Custodial  Account  are  exclusive,  it  being  understood  that,  without  limiting  the generality of the foregoing,  the Servicer need not deposit in the Custodial  Account  amounts representing  Foreclosure  Profits,  fees  (including  annual fees) or late charge  penalties, payable by Mortgagors  (such amounts to be retained as additional  servicing  compensation  in accordance  with Section 3.09  hereof),  or amounts  received by the Servicer for the accounts of Mortgagors for application towards the payment of taxes,  insurance  premiums,  assessments and similar  items.  In the event any amount not  required to be  deposited  in the  Custodial
Account  is so  deposited,  the  Servicer  may at any  time  withdraw  such  amount  from  the
Custodial Account,  any provision herein to the contrary  notwithstanding.  The Servicer shall retain all Foreclosure Profits as additional servicing compensation.

        The  Servicer,  in its  sole  discretion,  may  deposit  into the  Custodial  Account,
Servicer  Advances,  representing  installments  of principal of or interest on Mortgage Loans that were  delinquent  as of the end of any  Collection  Period,  provided  that the  Servicer reasonably  believes that such amounts will be  recoverable  from  Collections  on the related
Mortgage  Loan.  If the Servicer  makes any such  Servicer  Advances,  the  Servicer  shall be entitled to reimburse  itself by withdrawing from the Custodial  Account,  as provided herein, any amounts so advanced.  The Servicer may cause the  institution  maintaining  the  Custodial
Account  to invest any funds in the  Custodial  Account in  Permitted  Investments  (including obligations of the Servicer or any of its Affiliates,  if such obligations  otherwise  qualify as  Permitted  Investments),  which  investments  shall mature not later than the Business Day preceding  the next  succeeding  Payment  Date,  and  which  investments  shall not be sold or disposed of prior to maturity.  In addition,  no such Permitted  Investment shall be purchased at a price in excess of par.  Except as  provided  above,  all income and gain  realized  from any such  investment  shall inure to the benefit of the  Servicer  and shall be subject to its withdrawal  or order from time to time.  The amount of any losses  incurred  in respect of the principal  amount of any such investments  shall be deposited in the Custodial  Account by the
Servicer out of its own funds immediately as realized.

(c)     The  Servicer  shall  require  each   Subservicer  to  hold  all  funds   constituting
               collections on the Mortgage Loans,  pending remittance thereof to the Servicer, in one or more accounts  meeting the requirements of an Eligible  Account,  and shall  require all such funds to be invested in Permitted  Investments,  unless all such  collections are remitted on a daily basis to the Servicer for deposit into the Custodial Account.

Section 3.03   Withdrawals from the Custodial  Account.  The Servicer shall, from time to time as  provided  herein,  make  withdrawals  from the  Custodial  Account  of  amounts on deposit therein  pursuant  to  Section  3.02  that are  attributable  to the  Mortgage  Loans  for the following purposes:

(a)     on each  Determination  Date, the Servicer shall determine the aggregate amounts to be withdrawn from the Custodial  Account and applied  pursuant to Section  3.05(a)
               of the Indenture  and,  prior to close of business on the Business Day prior to the related Payment Date (provided,  however,  that the Indenture Trustee shall not be required to invest any amounts  deposited into the Note Payment  Account after 1:00 p.m.),  shall  withdraw such amounts from the Custodial  Account and deposit such amounts into the Note  Payment  Account to be  distributed  by the
               Paying  Agent in  accordance  with and in the  order or  priority  set forth in
               Section  3.05(a) of the Indenture for such Payment Date, in accordance with the
               Servicing Certificate;

(b)     to pay to itself any monthly  payments  received  from the  Mortgagors,  the amount of such payment that represents  interest accrued on the related Mortgage Loan for any period prior to the Cut-Off Date;

(c)     to the extent deposited to the Custodial  Account,  to reimburse itself or the related
               Subservicer  for  previously  unreimbursed  expenses  incurred  in  maintaining
               individual   insurance  policies  pursuant  to  Section  3.04,  or  Liquidation
               Expenses,  paid pursuant to Section 3.07 or otherwise  reimbursable pursuant to the terms of this  Agreement  (to the extent not  payable  pursuant  to Section
               3.09),  such withdrawal  right being limited to amounts  received on particular
               Mortgage  Loans  (other  than any  Repurchase  Price in respect  thereof)  that represent  late  recoveries  of the payments for which such advances were made, or from  related Net  Liquidation  Proceeds or the  proceeds of the purchase of such Mortgage Loan;

(d)     to pay to itself out of each  payment  received  on account of  interest on a Mortgage
               Loan as contemplated by Section 3.09, an amount equal to the related  Servicing
               Fee and the Recovery  Fee (to the extent not retained  pursuant to Section 3.02 or 3.07),  and to pay to any Subservicer any  subservicing  fees not previously withheld by such Subservicer;

(e)     to the extent  deposited  in the  Custodial  Account,  to pay to itself as  additional servicing  compensation  any (i) interest or investment  income earned on funds deposited in the Custodial  Account that it is entitled to withdraw pursuant to
               Sections  3.02(b)  and  5.01,  and  (ii) Foreclosure  Profits  (to  the  extent permitted by law);

(f)     to pay to itself or a Seller,  with respect to any Mortgage Loan or property  acquired in respect  thereof that has been  purchased or otherwise  transferred  to such
               Seller,  the Servicer or other  entity,  all amounts  received  thereon and not required  to be  distributed  to  Securityholders  as of the date on which  the related Purchase Price or Repurchase Price is determined;

(g)     to withdraw any other amount deposited in the Custodial  Account that was not required to be deposited therein pursuant to Section 3.02;

(h)     to pay to itself,  with respect to any Mortgage  Loan for which it has made a Servicer
               Advance of  delinquent  principal  or  interest,  any  previously  unreimbursed
               Servicer  Advances of such amounts  theretofore  made to the extent of receipts of late  recoveries  of such  payments  from  the  related  Mortgagors,  out of related  Net  Liquidation  Proceeds  or the  proceeds  of the  purchase of such
               Mortgage Loans;

(i)     to  reimburse  itself  for the amount of any  investment  earnings  advanced  prior to maturity  pursuant to Section 5.01, to the extent not reimbursed  from earnings received on the related investment at maturity;

(j)     at its option, for so long as it is the sole Certificateholder,  to pay to itself from amounts  otherwise  required  to be  remitted  to the  Distribution  Account in accordance with  Section 3.05(a)(xvi) of the Indenture,  all amounts payable to it as a Certificateholder on the related Payment Date, and

(k)     to reimburse  itself for Servicer  Advances of  delinquent  principal or interest on a
               Mortgage Loan or other  advances that are made pursuant to this  Agreement that are not reimbursed pursuant to clauses (c) or (h) of this Section 3.03.

        Since, in connection with  withdrawals  pursuant to clauses (c), (d), (f) and (h), the
Servicer's  entitlement  thereto is limited to collections or other  recoveries on the related
Mortgage Loan, the Servicer shall keep and maintain  separate  accounting,  on a Mortgage Loan by Mortgage  Loan basis,  for the purpose of  justifying  any  withdrawal  from the  Custodial
Account  pursuant to such  clauses.  Notwithstanding  any other  provision of this  Agreement, the Servicer shall be entitled to reimburse  itself for any previously  unreimbursed  expenses incurred  pursuant to Section  3.07 or  otherwise  reimbursable  pursuant to the terms of this
Agreement  that the Servicer  determines to be otherwise  nonrecoverable  (except with respect to any Mortgage Loan as to which the Repurchase  Price has been paid),  by withdrawal from the
Custodial  Account of amounts on deposit  therein  attributable  to the Mortgage  Loans on any
Business Day prior to the Payment Date succeeding the date of such determination.

Section 3.04   Maintenance of Hazard Insurance;  Property Protection  Expenses.  To the extent permitted  under the  related  Mortgage  Note and  Mortgage,  and to the extent  the  Servicer receives notice that a hazard  insurance  policy has been cancelled,  the Servicer shall cause to be  maintained  for each  Mortgage  Loan hazard  insurance  naming the  Servicer or related
Subservicer  as loss payee  thereunder  providing  extended  coverage in an amount which is at least  equal to the lesser of (i) the maximum  insurable  value of the  improvements  securing such  Mortgage  Loan from time to time or (ii) the combined  principal  balance  owing on such
Mortgage  Loan  and any  mortgage  loan  senior  to such  Mortgage  Loan  from  time to  time;
provided,  however,  that such  coverage may not be less than the minimum  amount  required to fully  compensate for any loss or damage on a replacement  cost basis.  The Servicer shall use its best efforts to monitor that hazard  insurance is  maintained as described in the previous sentence  in the same  manner  as it  would  for  mortgage  loans  in its own  portfolio.  The
Servicer shall also cause to be maintained on property acquired upon  foreclosure,  or deed in lieu of  foreclosure,  of any Mortgage  Loan,  fire  insurance  with  extended  coverage in an amount  which is at least  equal to the  amount  necessary  to avoid  the  application  of any co-insurance  clause contained in the related hazard insurance  policy.  Amounts  collected by the Servicer under any such policies  (other than amounts to be applied to the  restoration or repair of the related  Mortgaged  Property or property  thus  acquired or amounts  released to the  Mortgagor  in  accordance  with the  Servicer's  normal  servicing  procedures)  shall be deposited  in the  Custodial  Account to the extent  called for by Section  3.02.  In cases in which any  Mortgaged  Property is located at any time during the life of a Mortgage  Loan in a federally  designated  flood area, to the extent permitted under the related Mortgage Note and
Mortgage,  and to the extent the Servicer  receives  notice that the related  flood  insurance has been  cancelled,  the hazard  insurance to be  maintained  for the related  Mortgage  Loan shall include flood  insurance (to the extent  available).  All such flood  insurance shall be in amounts  equal to the  lesser of (i) the  amount  required  to  compensate  for any loss or damage to the  related  Mortgaged  Property on a  replacement  cost basis and (ii) the maximum amount of such  insurance  available  for such  Mortgaged  Property  under the national  flood insurance  program  (assuming  that the area in which such  Mortgaged  Property  is located is participating  in such  program).  The  Servicer  shall use its best  efforts to monitor  such flood  insurance  as  described  in the  previous  sentence in the same manner as it would for mortgage  loans in its own  portfolio.  The Servicer  shall be under no  obligation to require that any Mortgagor  maintain  earthquake or other  additional  insurance and shall be under no obligation  itself to maintain any such additional  insurance on property  acquired in respect of a Mortgage Loan,  other than pursuant to such  applicable  laws and regulations as shall at any time be in force and as shall require such  additional  insurance.  If the Servicer  shall obtain  and  maintain  a  blanket  policy  consistent  with  its  general  mortgage  servicing
activities   insuring   against  hazard  losses  on  all  of  the  Mortgage  Loans,  it  shall conclusively  be deemed to have  satisfied its  obligations as set forth in the first sentence of this  Section  3.04,  it being  understood  and  agreed  that  such  policy  may  contain a deductible  clause,  in which case the Servicer  shall, in the event that there shall not have been maintained on the related  Mortgaged  Property a policy complying with the first sentence of this  Section  3.04 and there shall have been a loss which would have been  covered by such policy,  deposit in the Custodial  Account the amount not otherwise  payable under the blanket policy because of such  deductible  clause.  Any such deposit by the Servicer shall be made on the last Business Day of the  Collection  Period in the month in which payments under any such
policy  would  have  been  deposited  in  the  Custodial  Account.   In  connection  with  its
activities as servicer of the Mortgage  Loans,  the Servicer  agrees to present,  on behalf of itself, the Issuer and the Indenture Trustee, claims under any such blanket policy.

Section 3.05   Modification Agreements.  The Servicer or the related Subservicer,  as the case may be, shall be entitled to (a) execute assumption agreements,  substitution agreements,  and instruments of satisfaction  or  cancellation  or of partial or full release or discharge,  or any other  document  contemplated  by this  Agreement and other  comparable  instruments  with respect to the Mortgage Loans and with respect to the related  Mortgaged  Properties  (and the
Issuer and the Indenture  Trustee each shall  promptly  execute any such  documents on request of the  Servicer)  and (b)  approve the  granting  of an easement  thereon in favor of another
Person,  any alteration or demolition of such Mortgaged  Properties or other similar  matters, if it has  determined,  exercising its good faith  business  judgment in the same manner as it would if it were the owner of the related  Mortgage  Loans,  that the  security  for,  and the timely and full  collectability  of,  such  Mortgage  Loans  would not be  adversely  affected thereby.  A partial  release  pursuant to this  Section  3.05 shall be  permitted  only if the
CLTV for the related  Mortgage  Loan after such  partial  release does not exceed the CLTV for such Mortgage  Loan as of the related  Cut-Off  Date,  and provided  further that the Servicer and the Enhancer have  received an Opinion of Counsel to the effect that such partial  release will not result in an Adverse  REMIC Event.  Any fee  collected by the Servicer or the related
Subservicer for processing  such request will be retained by the Servicer or such  Subservicer as additional servicing compensation.

Section 3.06   Trust Estate; Related Documents.

(a)     When  required  by the  provisions  of this  Agreement,  the  Issuer or the  Indenture
               Trustee shall  execute  instruments  to release  property from the terms of the
               Trust Agreement,  Indenture or Custodial  Agreement,  as applicable,  or convey the Issuer's or the Indenture  Trustee's  interest in the same, in a manner and under  circumstances  that are not  inconsistent  with the  provisions  of this
               Agreement.  No party relying upon an  instrument  executed by the Issuer or the
               Indenture  Trustee as provided in this Section 3.06 shall be bound to ascertain
               the  Issuer's  or  the  Indenture   Trustee's   authority,   inquire  into  the
               satisfaction  of any  conditions  precedent  or see to the  application  of any moneys.

(b)     If from time to time any  written  assurance,  assumption  agreement  or  substitution agreement  or other  similar  agreement  shall be executed  pursuant to Section
               3.05, the Servicer  shall check that each of such  documents  purports to be an original  executed  copy (or a copy of the  original  executed  document if the original  executed  copy has been  submitted for recording and has not yet been returned)  and,  if so,  shall  file such  documents,  and upon  receipt of the original  executed copy from the  applicable  recording  office or receipt of a copy  thereof  certified  by the  applicable  recording  office shall file such originals  or  certified  copies,  with  the  Related  Documents  held  by  the
               Servicer.

(c)     Upon receipt of a Request for Release from the Servicer,  substantially in the form of
               Exhibit C hereto,  to the effect that a Mortgage Loan has been the subject of a final  payment  or a  prepayment  in full  and  such  Mortgage  Loan  has  been terminated or that  substantially  all Net Liquidation  Proceeds that have been
               determined  by  the  Servicer  in  its   reasonable   judgment  to  be  finally
               recoverable have been recovered,  and upon deposit to the Custodial  Account of such final  monthly  payment,  prepayment  in full  together  with  accrued and unpaid  interest to the date of such payment with respect to such Mortgage Loan or, if  applicable,  Net  Liquidation  Proceeds,  the Custodian  shall promptly release  the Related  Documents  held by the  Custodian  to the  Servicer.  The
               Indenture  Trustee  shall  execute  such  Related  Documents,  along  with such documents  as the  Servicer  or the related  Mortgagor  may request to evidence satisfaction  and  discharge  of  such  Mortgage  Loan,  upon  request  of  the
               Servicer.  If from  time to  time  and as  appropriate  for  the  servicing  or foreclosure  of any  Mortgage  Loan,  the Servicer  requests  the  Custodian to release  the  Related  Documents  held by the  Custodian  and  delivers  to the
               Custodian a trust receipt  reasonably  satisfactory to the Custodian and signed by a  Responsible  Officer of the Servicer,  the  Custodian  shall release such
               Related  Documents to the Servicer.  If such Mortgage Loans shall be liquidated and the Custodian  receives a certificate  from the Servicer as provided above, then,  upon request of the  Servicer,  the  Custodian  shall  release the trust receipt to the Servicer.

Section 3.07   Realization  Upon Defaulted  Mortgage Loans.  With respect to any Mortgage Loan that comes into and continues in default,  the Servicer  shall decide whether to (i) foreclose upon the related  Mortgaged  Property,  (ii) write off the unpaid Principal Balance thereof as bad debt,  (iii)  take a deed in lieu of  foreclosure,  (iv)  accept a short sale (a payoff of the  Mortgage  Loan for an amount less than the total  amount  contractually  owed in order to facilitate  a  sale  of  the  Mortgaged  Property  by  the  Mortgagor),  (v)  permit  a  short refinancing  (a  payoff  of the  Mortgage  Loan  for an  amount  less  than the  total  amount contractually  owed in order to  facilitate  refinancing  transactions  by the  Mortgagor  not involving a sale of the Mortgaged  Property),  (vi) arrange for a repayment plan,  (vii) agree to a modification  in accordance  with this Agreement or (viii) take an unsecured note in each case subject to the rights of any related  first Lien  holder;  provided,  that in  connection with the  foregoing,  if the  Servicer has actual  knowledge  that any  Mortgaged  Property is affected  by  hazardous  or toxic  wastes  or  substances  and that  the  acquisition  of such
Mortgaged  Property would not be  commercially  reasonable,  then the Servicer shall not cause the  Issuer  or the  Indenture  Trustee  to  acquire  title to such  Mortgaged  Property  in a foreclosure  or similar  proceeding.  In connection  with such  decision,  the Servicer  shall follow such  practices  (including,  in the case of any default on a related  senior  mortgage loan,  the  advancing  of funds to correct  such  default if deemed to be  appropriate  by the
Servicer) and  procedures  as it shall deem  necessary or advisable and as shall be normal and usual in its general  mortgage  servicing  activities and as shall be required or permitted by the Program Guide;  provided,  that the Servicer shall not be liable in any respect  hereunder if the Servicer is acting in connection  with any such  foreclosure  or attempted  foreclosure which  is not  completed  or  other  conversion  in a  manner  that  is  consistent  with  the provisions  of this  Agreement.  The  foregoing  is subject to the proviso  that the  Servicer shall  not be  required  to  expend  its own  funds  in  connection  with any  foreclosure  or attempted  foreclosure  which is not  completed or towards the  correction of any default on a related senior  mortgage loan or restoration  of any property  unless it shall  determine that such  expenditure  will  increase  the related  Net  Liquidation  Proceeds.  In the event of a determination  by the Servicer  that any such  expenditure  previously  made  pursuant to this
Section 3.07 will not be  reimbursable  from Net Liquidation  Proceeds,  the Servicer shall be entitled to reimbursement of its funds so expended pursuant to Section 3.03.

        Notwithstanding  any provision of this Agreement,  a Mortgage Loan may be deemed to be finally  liquidated if  substantially  all amounts  expected by the Servicer to be received in connection  therewith have been received;  provided,  however,  that the Servicer may continue to pursue  recovery of such  Mortgage  Loan and any  Recovery  Amount with respect to any such
Mortgage Loan shall be deposited  into the  Custodial  Account.  If the Servicer  continues to pursue  recovery,  the  Servicer  shall be entitled to the  Recovery  Fee with respect to that
Mortgage  Loan and to be  reimbursed  for any Servicer  Advances and  expenses  from  Recovery
Amounts with respect to such Mortgage  Loan as though such  Mortgage  Loan  continued to be an
Outstanding  Mortgage  Loan  hereunder.  For  purposes  of  determining  the amount of any Net
Liquidation Proceeds,  Insurance Proceeds or other unscheduled  collections,  the Servicer may take into  account  minimal  amounts of  additional  receipts  expected  to be received or any estimated  additional  liquidation  expenses  expected to be incurred in connection  with such
Mortgage Loan.

        In the event that title to any  Mortgaged  Property is acquired in  foreclosure  or by deed in lieu  of  foreclosure,  the  deed or  certificate  of  sale  shall  be  issued  to the
Indenture  Trustee,  which  shall  hold the same on behalf of the  Issuer in  accordance  with
Section  3.13  of  the  Indenture.   Notwithstanding   any  such   acquisition  of  title  and
cancellation  of  the  related  Mortgage  Loan,  such  Mortgaged  Property  shall  (except  as otherwise  expressly  provided  herein) be considered to be an outstanding  Mortgage Loan held as an asset of the Issuer  until such time as such  property  shall be sold.  Consistent  with the  foregoing for purposes of all  calculations  hereunder,  so long as the related  Mortgage
Loan shall be  considered  to be an  outstanding  Mortgage  Loan,  it shall be  assumed  that, notwithstanding  that the indebtedness  evidenced by the related Mortgage Note shall have been discharged,  such Mortgage Note in effect at the time of any such  acquisition of title before any  adjustment  thereto by reason of any  bankruptcy or similar  proceeding or any moratorium or similar waiver or grace period will remain in effect.

        Any  proceeds  from  foreclosure  proceedings  or the  purchase or  repurchase  of any
Mortgage  Loan  pursuant to the terms of this  Agreement,  as well as any  recovery  resulting from a collection of Net Liquidation  Proceeds or Insurance Proceeds,  shall be applied in the following order of priority:  first,  to reimburse the Servicer or the related  Subservicer in accordance  with this Section  3.07;  second,  to pay the Servicer or the related  Subservicer all  Servicing  Fees  payable  therefrom;  third,  to pay accrued and unpaid  interest on such
Mortgage  Loan,  at the Net Loan Rate to the  Payment  Date on which  such  amounts  are to be deposited in the Note Payment Account or Distribution  Account;  and fourth,  as a recovery of principal on such Mortgage Loan.  Any remaining amount shall constitute Foreclosure Profits.

        In the event that the Trust acquires any Mortgaged  Property as aforesaid or otherwise in connection  with a default or imminent  default on a Mortgage  Loan, the Servicer on behalf the Trust  shall  dispose  of such  Mortgaged  Property  as soon as  practicable,  giving  due consideration to the interests of the Noteholders,  the  Certificateholders  and the Enhancer,
but in all cases  within  three full years after the taxable  year of its  acquisition  by the
Trust  for  purposes  of  Section  860G(a)(8)  of the Code (or such  shorter  period as may be necessary under  applicable  state (including any state in which such property is located) law to  maintain  the status of any REMIC as a REMIC  under  applicable  state law and avoid taxes resulting from such property  failing to be foreclosure  property under  applicable state law)
or, at the  expense  of the  Trust,  request,  more than 60 days  before the day on which such grace period would  otherwise  expire,  an extension of such grace period  unless the Servicer obtains for the Indenture Trustee an Opinion of Counsel,  addressed to the Indenture  Trustee, the Enhancer and the Servicer,  to the effect that the holding by the Trust of such  Mortgaged
Property  subsequent to such period will not result in the  imposition of taxes on "prohibited transactions"  as defined  in  Section  860F of the Code or cause the Trust to fail to qualify as a REMIC (for federal (or any  applicable  State or local)  income tax purposes) at any time that any  Certificates  are  outstanding,  in which case the Trust may  continue  to hold such
Mortgaged  Property  (subject to any  conditions  contained in such  Opinion of Counsel).  The
Servicer  shall  be  entitled  to be  reimbursed  from the  Custodial  Account  for any  costs incurred in obtaining  such Opinion of Counsel,  as provided in Section 3.03.  Notwithstanding any other provision of this Agreement,  no Mortgaged  Property  acquired by the Trust shall be rented (or allowed to continue  to be rented) or  otherwise  used by or on behalf of the Trust in such a manner or  pursuant  to any terms that would (i) cause such  Mortgaged  Property  to fail to qualify as  "foreclosure  property"  within the meaning of Section  860G(a)(8)  of the
Code or (ii)  subject any REMIC to the  imposition  of any federal  income taxes on the income earned  from such  Mortgaged  Property,  including  any  taxes  imposed  by reason of  Section
860G(c) of the Code,  unless the Servicer has agreed to indemnify  and hold harmless the Trust and the Enhancer with respect to the imposition of any such taxes.

Section 3.08   Issuer and  Indenture  Trustee to  Cooperate.  On or before each Payment  Date, the Servicer will notify the Indenture  Trustee or the  Custodian,  with a copy to the Issuer, of the  termination of or the payment in full and the  termination of any Mortgage Loan during
the  preceding   Collection  Period.  Upon  receipt  of  payment  in  full,  the  Servicer  is
authorized  to  execute,   pursuant  to  the  authorization  contained  in  Section  3.01,  an instrument of satisfaction  regarding the related  Mortgage,  which instrument of satisfaction shall be recorded  by the  Servicer if required  by  applicable  law and be  delivered  to the
Person  entitled  thereto and to cause the removal from the  registration  on the MERS(R)System of such Mortgage.  It is understood and agreed that any expenses  incurred in connection  with such  instrument of  satisfaction  or transfer shall be reimbursed  from amounts  deposited in
the  Custodial  Account.   From  time  to  time  and  as  appropriate  for  the  servicing  or foreclosure  of any  Mortgage  Loan,  the  Custodian  shall,  upon request of the Servicer and delivery to the Custodian,  with a copy to the Issuer,  of a Request for Release,  in the form attached hereto as Exhibit C, signed by a Servicing  Officer,  release or cause to be released the related  Mortgage Note to the  Servicer.  The Issuer or Indenture  Trustee shall  promptly execute such documents,  in the forms provided by the Servicer,  as shall be necessary for the prosecution  of any such  proceedings  or the taking of other  servicing  actions.  Such trust receipt  shall  obligate  the  Servicer  to return such  Mortgage  Note to the  Custodian  (as specified in such  receipt) when the need  therefor by the Servicer no longer  exists,  unless the Mortgage  Loan shall be  liquidated,  in which case,  upon receipt of a  certificate  of a
Servicing  Officer  similar to that specified  above,  such trust receipt shall be released to the Servicer.

        In order to  facilitate  the  foreclosure  of the Mortgage  securing any Mortgage Loan that is in default following  recordation of the related  Assignment of Mortgage in accordance with the provisions of the Purchase  Agreement,  the Indenture Trustee or the Issuer shall, if so requested in writing by the Servicer,  promptly  execute an  appropriate  assignment in the form  provided by the Servicer to assign such  Mortgage  Loan for the purpose of collection to the Servicer (any such  assignment  shall  unambiguously  indicate that the  assignment is for the purpose of collection  only),  and,  upon such  assignment,  such assignee for  collection will thereupon bring all required  actions in its own name and otherwise  enforce the terms of such  Mortgage  Loan  and  deposit  or  credit  the Net  Liquidation  Proceeds,  exclusive  of
Foreclosure  Profits,  received with respect thereto into the Custodial Account.  In the event that all  delinquent  payments due under any such  Mortgage Loan are paid by the Mortgagor and any other defaults are cured,  then the assignee for collection  shall promptly  reassign such
Mortgage  Loan to the  Indenture  Trustee and return all Related  Documents to the place where the related Mortgage File was being maintained.

        In  connection  with the Issuer's  obligation to cooperate as provided in this Section
3.08 and all other  provisions of this  Agreement  requiring the Issuer to authorize or permit any  actions to be taken  with  respect to the  Mortgage  Loans,  the  Indenture  Trustee,  as
pledgee of the  Mortgage  Loans and as assignee of record of the  Mortgage  Loans on behalf of the Issuer  pursuant to Section  3.13 of the  Indenture,  expressly  agrees,  on behalf of the
Issuer,  to take all such  actions on behalf of the Issuer and to promptly  execute and return all instruments  reasonably required by the Servicer in connection therewith;  provided,  that if the Servicer requests a signature of the Indenture Trustee,  on behalf of the Issuer,  then the Servicer  shall deliver to the  Indenture  Trustee an Officer's  Certificate  stating that such  signature is necessary or  appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

Section 3.09   Servicing  Compensation;  Payment of Certain Expenses by Servicer. The Servicer
shall  be  entitled  to  receive  the  Servicing  Fee  in  accordance  with  Section  3.03  as compensation  for its services in  connection  with  servicing the Mortgage  Loans.  Moreover, late  payment  charges and other  receipts  not  required  to be  deposited  in the  Custodial
Account as  specified  in  Section  3.02  shall be  retained  by the  Servicer  as  additional servicing  compensation.  The Servicer  shall be required to pay all  expenses  incurred by it in  connection  with  its  activities  hereunder  (including  payment  of all  other  fees and expenses  not  expressly  stated  hereunder  to be for the  account  of the  Securityholders), including the fees and expenses of the Owner  Trustee,  Indenture  Trustee and the  Custodian,
and shall not be entitled to reimbursement therefor.

Section 3.10   Annual Statement as to Compliance.

(a)     The Servicer  will deliver to the  Depositor,  the Credit  Enhancer and the  Indenture
               Trustee  on or  before  the  earlier  of (a)  March 31 of each year or (b) with respect to any calendar  year during  which the  Depositor's  annual  report on
               Form 10-K is required to be filed in  accordance  with the Exchange Act and the rules and  regulations of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the  Exchange Act and
               the  rules  and   regulations  of  the   Commission,   a  servicer   compliance
               certificate,  signed by an authorized officer of the Servicer,  as described in
               Item 1123 of Regulation AB, to the effect that:

               (i)    A review of the Servicer's activities during the reporting period and of its performance under this Servicing Agreement has been made under such officer's supervision; and

               (ii)   To the best of such officer's knowledge, based on such review, the
Servicer has fulfilled all of its obligations under this Servicing Agreement in all materials respects throughout the reporting period or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

               The Servicer shall use commercially reasonable efforts to obtain from all other parties participating in the servicing function any additional certifications required under Item 1123 of Regulation AB to the extent required to be included in a Report on Form
10-K; provided, however, that a failure to obtain such certifications shall not be a breach of the Servicer's duties hereunder if any such party fails to deliver such a certification.

(b)     The Servicer  shall  deliver to the Issuer and the Indenture  Trustee,  with a copy to the Enhancer,  promptly  after having  obtained  knowledge  thereof,  but in no event later than five Business Days  thereafter,  written notice by means of an
               Officer's  Certificate  of any  event  which  with the  giving of notice or the lapse of time or both, would become a Servicing Default.

Section 3.11   Annual  Independent  Public  Accountants'  Servicing  Report.  On or before the earlier of (a) March 31 of each year or (b) with  respect to any  calendar  year during  which the  Depositor's  annual  report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report  is  required  to be filed  in  accordance  with the  Exchange  Act and the  rules  and regulations of the  Commission,  the Servicer at its expense shall cause a firm of independent public  accountants,  which shall be members of the American  Institute  of  Certified  Public
Accountants,  to furnish a report to the Depositor and the Indenture  Trustee the  attestation required  under Item 1122(b) of  Regulation  AB. In rendering  such  statement,  such firm may rely,  as to matters  relating to the direct  servicing  of Home Loans by  Subservicers,  upon
comparable   statements  for  examinations   conducted  by  independent   public   accountants
substantially  in  accordance  with  standards   established  by  the  American  Institute  of
Certified  Public  Accountants  (rendered  within one year of such  statement) with respect to such Subservicers.

Section 3.12   Access to Certain  Documentation and Information  Regarding the Mortgage Loans.
Whenever  required by statute or regulation,  the Servicer shall provide to the Enhancer,  any
Securityholder  upon  reasonable  request  (or  a  regulator  for  a  Securityholder)  or  the
Indenture  Trustee,  reasonable  access to the  documentation  regarding  the Mortgage  Loans.
Such access shall be afforded  without  charge,  but only upon  reasonable  request and during normal  business  hours at the offices of the  Servicer.  Nothing in this  Section  3.12 shall derogate  from the  obligation  of the  Servicer to observe  any  applicable  law  prohibiting disclosure of  information  regarding  Mortgagors,  and the failure of the Servicer to provide access as provided in this Section 3.12 as a result of such  obligation  shall not  constitute a breach of this Section 3.12.

Section 3.13   Maintenance  of Certain  Servicing  Insurance  Policies.  The  Servicer  shall, during  the term of its  service  as  servicer,  maintain  in force and effect (i) a policy or policies of insurance  covering  errors and omissions in the performance of its obligations as
Servicer  hereunder  and  (ii) a  fidelity  bond in  respect  of its  officers,  employees  or agents.  Each  such  policy or  policies  and  fidelity  bond  shall be at least  equal to the coverage  that would be  required by Fannie Mae or Freddie  Mac,  whichever  is  greater,  for
Persons performing servicing for mortgage loans purchased by such entity.

Section 3.14   Information   Required  by  the  Internal  Revenue  Service  and  Reports  of
Foreclosures  and Abandonments of Mortgaged  Property.  The Servicer shall prepare and deliver all federal and state  information  reports  with  respect to the  Mortgage  Loans when and as required by all  applicable  state and federal  income tax laws. In  particular,  with respect to the  requirement  under  Section  6050J of the Code to the  effect  that  the  Servicer  or
Subservicer  shall make reports of foreclosures  and  abandonments  of any mortgaged  property for each year beginning in 2005, the Servicer or  Subservicer  shall file reports  relating to each  instance  occurring  during the  previous  calendar  year in which the  Servicer  (a) on behalf of the Issuer,  acquired an interest in any Mortgaged  Property through  foreclosure or other  comparable  conversion in full or partial  satisfaction of a Mortgage Loan, or (b) knew or had reason to know that any  Mortgaged  Property had been  abandoned.  The reports from the
Servicer  or  Subservicer  shall be in form and  substance  sufficient  to meet the  reporting requirements  imposed by  Section  6050J and  Section  6050H  (reports  relating  to  mortgage interest received) of the Code.

Section 3.15   Optional Repurchase or Transfer of Mortgage Loans.

(a)     Notwithstanding  any provision in Section 3.07 to the contrary,  the Servicer,  at its option and in its sole  discretion,  may  repurchase  any Mortgage Loan that is delinquent  in  payment  by a period of ninety  (90) days or longer for a price equal to the Repurchase  Price,  provided that any such repurchase  shall occur only during the 60-day period  commencing on the first day of the next calendar month.

(b)     The Servicer  shall  repurchase  any Mortgage Loan for a price equal to the Repurchase
               Price (i) if the  related  Mortgage  did not have a Lien senior to it as of the related  Cut-Off  Date,  and,  at the  request of the  related  Mortgagor,  the
               Servicer at its option and in its sole discretion  agrees to the placement of a
               Lien on the  related  Mortgaged  Property  senior to that of such  Mortgage  or
               (ii) at the request of the Mortgagor,  the Servicer  agrees to the  refinancing of the Lien senior to that of the  related  Mortgage  resulting  in a CLTV that does not satisfy the conditions set forth in Section 3.01(a) herein.

(c)     Subject to the  conditions  set forth  below,  the  Servicer,  upon receipt of written notice and direction  from the Issuer,  shall cause the  retransfer of Mortgage
               Loans  from the Trust  Estate to the  Issuer as of the close of  business  on a
               Payment Date (the  "Transfer  Date").  On the fifth Business Day (the "Transfer
               Notice  Date")  prior to the  Transfer  Date  designated  in such  notice,  the
               Servicer  shall  give  the  Indenture  Trustee,  the  Rating  Agencies  and the
               Enhancer  a notice  of the  proposed  retransfer  that  contains  a list of the
               Mortgage Loans to be  retransferred.  Such  retransfers of Mortgage Loans shall be permitted upon satisfaction of the following conditions:

(i)     On the Transfer Date, the Overcollateralization Amount (after giving effect to the removal from the Trust Estate of the Mortgage Loans proposed to be retransferred)
        will equal or exceed the Overcollateralization Target Amount;

(ii)    On or before the Transfer Date, the Servicer shall have delivered to the Indenture
        Trustee a revised Mortgage Loan Schedule showing that the Mortgages Loans transferred to the Certificateholders are no longer owned by the Trust Estate;

(iii)   The Servicer shall represent and warrant that the Mortgage Loans to be removed from the Trust Estate were selected at random and the Servicer shall have received the consent of the Enhancer as to the selection of the particular Mortgage Loans to be removed; and

(iv)    The Servicer shall have delivered to the Indenture Trustee and the Enhancer an officer's certificate certifying that the items set forth in subparagraphs (i)
        through (v), inclusive, have been performed or are true and correct, as the case may
        be.  The Indenture Trustee may conclusively rely on such officer's certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

        The  Servicer  shall not be permitted to effect the  retransfer  of any Mortgage  Loan except  under the  conditions  specified  above.  Upon  receiving  the  requisite  notice  and direction  from the Issuer,  the Servicer shall perform in a timely manner those acts required of it, as specified above.  Upon  satisfaction of the above  conditions,  on the Transfer Date the  Indenture  Trustee  shall  deliver,  or cause to be  delivered,  to the  Issuer a written itemization  of each  Mortgage  Loan being  transferred,  together  with the Mortgage File for each such Mortgage  Loan,  and the  Indenture  Trustee shall execute and deliver to the Issuer or its  designee  such  other  documents  prepared  by the  Servicer  as shall  be  reasonably necessary to transfer  such  Mortgage  Loans to the  Certificateholders.  Any such transfer of the Trust  Estate's  right,  title and  interest  in and to  Mortgage  Loans  shall be without recourse,  representation  or warranty by or of the  Indenture  Trustee or the Trust Estate to
the Issuer or its designee.

Section 3.16   Reserved.

Section 3.17   Reserved

Section 3.18   Pre-Funding Account.

        (a)    No later than the Closing  Date,  the  Indenture  Trustee  shall  establish and maintain on behalf of itself one or more segregated  trust  accounts,  which shall be Eligible
Accounts,  titled  "Pre-Funding  Account,  JPMorgan  Chase  Bank,  National  Association,   as
Indenture  Trustee for GMACM Home Equity Loan Trust  2006-HE2"  (the  "Pre-Funding  Account").
Notwithstanding  anything  herein to the  contrary,  the  Pre-Funding  Account shall not be an asset of any REMIC.  To the extent that the  Pre-Funding  Account  constitutes  a reserve fund for federal  income tax  purposes,  (1) it shall be an outside  reserve  fund and not an asset any REMIC,  (2) it shall be owned by GMACM,  as Seller and (3) amounts  transferred  any REMIC to the  Pre-Funding  Account  shall be  treated as  transferred  to GMACM,  as Seller,  or any successor,  all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.  On the
Closing  Date,  GMACM  shall  deposit  into the  Pre-Funding  Account  an amount  equal to the
Original  Pre-Funded  Amount  from  the  proceeds  of the  sale  of the  Securities.  On  each
Subsequent  Transfer Date,  the Servicer  shall  instruct the Indenture  Trustee in writing to withdraw from the Pre-Funding  Account an amount equal to the aggregate  Principal  Balance as of the related  Subsequent  Cut-Off Date of the  Subsequent  Mortgage  Loans to be sold to the
Trust  on  such  Subsequent  Transfer  Date  and  purchased  with  funds  on  deposit  in  the
Pre-Funding  Account,  and to pay such amount to or upon the order of GMACM upon  satisfaction of the conditions set forth in this  Agreement,  in the Purchase  Agreement and in the related
Subsequent Transfer Agreement with respect thereto.

        (b)    If the Pre-Funded  Amount has not been reduced to zero at the close of business on the last day of the  Pre-Funding  Period,  after giving effect to any withdrawal  therefrom on such day, any remaining  Pre-Funded  Amount shall be deposited in the Note Payment  Account and applied as a principal  distribution on the Notes on the next  succeeding  Payment Date in accordance with the terms of the Indenture.

        (c)    The Servicer may cause the institution  maintaining the Pre-Funding  Account to invest  any funds  therein in  Permitted  Investments  having a  maturity  of up to 90 days or maturing  or  otherwise  available  not later than the  Business  Day  preceding  the  related
Payment Date on which funds are  scheduled to be  withdrawn  to purchase  Subsequent  Mortgage
Loans;  provided,  that any  investment  in an obligation  of the  institution  with which the
Pre-Funding  Account is maintained  may mature on or before 10:30 a.m., New York time, on such
Payment Date; and provided  further,  that no such investment may be sold or disposed of prior to  maturity.  In  addition,  no such  Permitted  Investment  shall be purchased at a price in excess of par.  Notwithstanding  the  foregoing,  in the event  investment  earnings  have not matured on any Payment  Date,  the amount of such  earnings  accrued as of such  Payment  Date shall be advanced by the Servicer for deposit into the Note  Payment  Account  (which  advance shall be reimbursed to the Servicer from such  investment  earnings at maturity).  At any time when the  Indenture  Trustee  is  maintaining  the  Pre-Funding  Account,  any  request by the
Servicer to invest funds on deposit  therein  shall be in writing,  delivered to the Indenture
Trustee at or before  10:30  a.m.,  New York time,  if such  investment  is to be made on such day. The  Servicer  shall  certify that the  requested  investment  is a Permitted  Investment maturing at or prior to the time  required  hereby.  Any such  investment  shall be registered in the  name of the  Indenture  Trustee  or its  nominee,  and to the  extent  that  any  such investment is  certificated,  such investment  shall be maintained with the Indenture  Trustee at its  Corporate  Trust  Office.  All net  income  or  other  gain  received  from  any  such investment  shall be  deposited  into or  credited  to the Note  Payment  Account,  and may be withdrawn  therefrom in accordance with  Section 3.05 of the Indenture.  In no event shall the
Indenture  Trustee be liable for any  investment  losses on Permitted  Investments  held in or credited to the  Pre-Funding  Account,  provided that such  investments are made in accordance with the provisions of this  Agreement and the Indenture  Trustee is not the obligor under the
Permitted Investment.

Section 3.19   Capitalized Interest Account.

        (a)    No later than the Closing  Date,  the  Indenture  Trustee  shall  establish and maintain on behalf of itself one or more segregated  trust  accounts,  which shall be Eligible
Accounts,  titled "Capitalized  Interest Account,  JPMorgan Chase Bank, National  Association,
as Indenture  Trustee for GMACM Home Equity Loan Trust  2006-HE2" (the  "Capitalized  Interest
Account").  The Indenture  Trustee shall,  promptly upon receipt,  deposit in the  Capitalized
Interest  Account and retain therein the Interest  Coverage Amount.  Notwithstanding  anything herein  to the  contrary,  the  Capitalized  Interest  Account  shall  not be an  asset of any
REMIC.  To the extent that the  Capitalized  Interest  Account  constitutes a reserve fund for federal  income tax  purposes,  (1) it shall be an outside  reserve  fund and not an asset any
REMIC,  (2) it shall be owned by GMACM,  as Seller and (3)  amounts  transferred  any REMIC to the Capitalized  Interest Account shall be treated as transferred to GMACM, as Seller,  or any successor,  all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.  If the
Indenture  Trustee shall not have received an investment  direction from GMACM,  the Indenture
Trustee  shall  invest  funds on  deposit in the  Capitalized  Interest  Account in  Permitted
Investments  of the kind  described in clause (v) of the  definition of Permitted  Investments having a maturity date no later than the next  succeeding  Payment Date. In addition,  no such
Permitted  Investment  shall be purchased  at a price in excess of par. The Servicer  shall be entitled to retain any investment  earnings on amounts on deposit in the Capitalized  Interest
Account and shall  deposit into the  Capitalized  Interest  Account the amount of any net loss incurred in respect of any such  Permitted  Investment  immediately  upon  realization of such loss  without any right of  reimbursement  therefor.  The  Servicer  shall be the owner of the
Capitalized  Interest  Account and shall report all items of income,  deduction,  gain or loss arising  therefrom.  In no event  shall the  Indenture  Trustee be liable  for any  investment losses on  Permitted  Investments  held in or credited to the  Capitalized  Interest  Account, provided that such  investments  are made in accordance  with the provisions of this Agreement and the Indenture Trustee is not the obligor under the Permitted Investment.

        (b)    On each  Payment  Date during the  Pre-Funding  Period and on the Payment  Date immediately after the end of the Pre-Funding  Period,  the Indenture  Trustee,  at the written direction of the Servicer,  shall withdraw from the Capitalized  Interest  Account and deposit into the Note Payment  Account an amount equal to the  Capitalized  Interest  Requirement  for such Payment Date.

        (c)    In connection with each  Subsequent  Transfer Date occurring in the Pre-Funding
Period,  the Servicer,  at its option,  may recalculate the Interest Coverage Amount and shall notify the Indenture  Trustee of such calculation  taking into account the amount remaining in the Pre-Funding  Account following the sale of Subsequent  Mortgage Loans to the Trust on such date. The recomputed  Interest  Coverage Amount shall be not less than the amount necessary to
cover  the  Capitalized   Interest   Requirement  for  each  remaining  Payment  Date  in  the
Pre-Funding  Period.  On any such  Subsequent  Transfer Date,  GMACM shall instruct in writing the Indenture  Trustee to pay to it from funds in the Capitalized  Interest Account the excess of the amount on deposit  therein over the recomputed  Interest  Coverage  Amount  notified to the Indenture Trustee.

        (d)    Upon the earlier of (i)  termination of the Trust  Agreement in accordance with
Section 8.01  thereof and (ii) the Payment Date following the end of the  Pre-Funding  Period, any amount  remaining on deposit in the  Capitalized  Interest  Account  shall be withdrawn by the Indenture Trustee and paid to GMACM.

Section 3.20   Enforcement of Due-on-Sale Clauses;  Assumption and Modification  Agreements;
Certain Assignments.

(a)     When  any  Mortgaged   Property  is  conveyed  by  the  Mortgagor,   the  Servicer  or
               Subservicer,  to the extent it has knowledge of such conveyance,  shall enforce any  due-on-sale  clause  contained  in any Mortgage  Note or Mortgage,  to the extent permitted under applicable law and  governmental  regulations,  but only to the extent that such  enforcement  will not  adversely  affect or jeopardize coverage under any Required Insurance Policy.  Notwithstanding the foregoing:

(i)     the Servicer shall not be deemed to be in default under this Section 3.20(a) by reason of any transfer or assumption which the Servicer is restricted by law from preventing; and

(ii)    if the Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b)     Subject to the  Servicer's  duty to enforce any  due-on-sale  clause to the extent set forth in Section  3.20(a),  in any case in which a Mortgaged  Property is to be conveyed  to a Person  by a  Mortgagor,  and such  Person  is to enter  into an assumption  or  modification  agreement or  supplement  to the Mortgage Note or
               Mortgage  which  requires the  signature  of the  Indenture  Trustee,  or if an instrument  of release  signed by the Indenture  Trustee is required  releasing the Mortgagor  from liability on the Mortgage Loan, the Servicer is authorized, subject to the  requirements  of the sentence  next  following,  to execute and deliver, on behalf of the Indenture Trustee,  the assumption agreement with the
               Person to whom the Mortgaged  Property is to be conveyed and such  modification agreement or supplement  to the Mortgage Note or Mortgage or other  instruments as are  reasonable  or necessary to carry out the terms of the Mortgage Note or
               Mortgage or otherwise to comply with any applicable laws regarding  assumptions or the transfer of the  Mortgaged  Property to such Person  provided,  however, none of such terms and  requirements  shall  either (i) both (A)  constitute  a
               "significant   modification"  effecting  an  exchange  or  reissuance  of  such
               Mortgage  Loan  under the REMIC  Provisions  and (B) cause any REMIC to fail to qualify as a REMIC  under the Code,  or  (subject  to Section  11.01(f)  of the
               Indenture),  result in the imposition of any tax on  "prohibited  transactions"
               or (ii)  constitute  "contributions"  after the  start-up  date under the REMIC
               Provisions.  The Servicer  shall execute and deliver such  documents only if it reasonably  determines  that (i) its  execution  and delivery  thereof will not conflict  with or  violate  any terms of this  Agreement  or cause  the  unpaid balance and interest on the Mortgage  Loan to be  uncollectible  in whole or in part,  (ii) any  required  consents of insurers  under any  Required  Insurance
               Policies  have  been  obtained  and  (iii)  subsequent  to the  closing  of the transaction  involving the assumption or transfer (A) such transaction will not adversely affect the coverage under any Required  Insurance  Policies,  (B) the
               Mortgage  Loan will fully  amortize over the  remaining  term  thereof,  (C) no material  term  of the  Mortgage  Loan  (including  the  interest  rate  on the
               Mortgage  Loan)  will be  altered  nor will the  term of the  Mortgage  Loan be changed and (D) if the  seller/transferor  of the  Mortgaged  Property is to be released from liability on the Mortgage  Loan,  such release will not (based on the Servicer's or Subservicer's good faith determination)  adversely affect the collectability  of the Mortgage Loan. Upon receipt of appropriate  instructions from the Servicer in  accordance  with the  foregoing,  the  Indenture  Trustee shall execute any necessary  instruments for such assumption or substitution of liability  as  directed  in writing by the  Servicer.  Upon the  closing of the transactions  contemplated  by such  documents,  the  Servicer  shall cause the originals or true and correct copies of the assumption  agreement,  the release
               (if any),  or the  modification  or supplement to the Mortgage Note or Mortgage to be delivered to the Indenture  Trustee or the  Custodian and deposited  with the Mortgage  File for such  Mortgage  Loan.  Any fee collected by the Servicer or such related  Subservicer for entering into an assumption or substitution of liability  agreement  will be retained by the Servicer or such  Subservicer  as additional servicing compensation.

Section 3.21   Advance Facility.

(a)     The Servicer is hereby  authorized to enter into any facility (an "Advance  Facility")
               with any Person (any such Person, an "Advance Facility Counterparty"),  without the consent of any party to this  Agreement  or the  Enhancer,  which  provides that the  Servicer  may pledge or sell its rights to receive  reimbursement  of
               Servicer Advances pursuant to this Agreement ("Advance  Reimbursement  Rights")
               pursuant to credit  facilities,  repurchase  facilities,  or similar facilities providing  liquidity  for  the  funding  of the  Servicer  Advances,  including facilities providing that such Advance Facility  Counterparty may make all or a portion  of  the  Servicer  Advances.  Notwithstanding  the  existence  of  any
               Advance  Facility under which an Advance Facility  Counterparty  agrees to fund
               Servicer  Advances  on  the  Servicer's   behalf,  the  Servicer  shall  remain
               obligated  pursuant to this Agreement to make any Servicer Advances as required by this Agreement,  and shall not be relieved of such  obligations by virtue of such Advance Facility.

(b)     If the  Servicer  enters  into an  Advance  Facility,  and  for so long as an  Advance
               Facility  Counterparty  remains  entitled  to  receive  reimbursement  for  any
               Servicer Advances  ("Advance  Reimbursement  Amount"),  then the Servicer shall identify such Advance  Reimbursement Amount as received,  consistently with the reimbursement  rights set forth in Sections 3.03 of this  Agreement,  and shall remit such Advance  Reimbursement  Amount in accordance with the  documentation establishing the Advance  Facility to such Advance Facility  Counterparty or to a trustee,  agent or custodian (an "Advance  Facility  Trustee")  designated by such  Advance  Facility  Counterparty.  Notwithstanding  the  foregoing,  if so required  pursuant  to the terms of the  Advance  Facility,  the  Servicer  may withdraw  from the  Custodial  Account  or  direct  the  Indenture  Trustee  to withdraw,  as  applicable,  and the  Servicer  shall,  or if so  directed,  the
               Indenture  Trustee  is  hereby  authorized  to and  shall  pay  to the  Advance
               Facility   Counterparty   or  the   Advance   Facility   Trustee   the  Advance
               Reimbursement Amount identified pursuant to the preceding sentence.

(c)     The  Advance  Reimbursement  Amount  shall  consist  solely of  amounts  in respect of
               Servicer  Advances  made  with  respect  to the  Mortgage  Loans  for which the
               Servicer  would be  permitted  to  reimburse  itself  in  accordance  with this
               Agreement,  assuming the Servicer had made the related Servicer  Advances.  Any
               Advance  Reimbursement  Amount that the Servicer,  in its capacity as Servicer, is entitled to be paid shall not be included in  distributions  to Noteholders.
               An Advance Facility  Counterparty  whose  obligations are limited to the making of  Servicer  Advances  will  not be  deemed  to be a  Subservicer  under  this
               Agreement  or  be  required  to  meet  the  criteria  for  qualification  as  a
               Subservicer under this Agreement.

(d)     Any Advance  Reimbursement  Amount allocated to reimburse  Servicer Advances made with
               respect  to  any   particular   Mortgage   Loan  shall  be   allocated  to  the
               reimbursement of the unreimbursed  Servicer  Advances made with respect to that
               Mortgage Loan on a "first-in,  first out" ("FIFO") basis, such that the Advance
               Reimbursement  Amount  shall be applied to reimburse  the Servicer  Advance for that Mortgage Loan that was disbursed  earliest in time first, and to reimburse the Servicer  Advance for that Mortgage Loan that was disbursed latest in time, last. The Servicer shall provide to the related Advance  Facility  Counterparty or Advance  Facility  Trustee  loan-by-loan  information  with  respect to each
               Advance  Reimbursement Amount remitted to such Advance Facility Counterparty or
               Advance  Facility  Trustee,  to enable the  Advance  Facility  Counterparty  or
               Advance  Facility  Trustee  to make the FIFO  allocation  of each such  Advance
               Reimbursement Amount with respect to each Mortgage Loan.

(e)     Upon  request  of  the  Servicer,   the  Indenture  Trustee  agrees  to  execute  such
               acknowledgments,  certificates,  and other documents  recognizing the interests of any Advance Facility  Counterparty in such Advance  Reimbursement  Rights as the  Servicer may cause to be made  subject to Advance  Facilities  pursuant to this Section 3.21.

(f)     The  Indenture  Trustee  shall  not,  as a  result  of the  existence  of any  Advance
               Facility,  have any duty or liability  with respect to the  calculation  of any
               Advance  Reimbursement  Amount nor have any  responsibility to track or monitor the administration of the Advance Facility.

ARTICLE IV

                                    Servicing Certificate

Section 4.01   Statements to Securityholders.

(a)     With  respect  to each  Payment  Date,  on the  Business  Day  following  the  related
               Determination  Date,  the Servicer  shall forward to the Indenture  Trustee and the Indenture  Trustee  pursuant to Section 3.26 of the Indenture shall forward or cause to be forwarded by mail or otherwise make available  electronically at
               www.jpmorgan.com/sfr to each Certificateholder,  Noteholder,  the Enhancer, the
               Depositor,  the Owner  Trustee,  the  Certificate  Paying Agent and each Rating
               Agency,  a statement  setting forth the following  information  (the "Servicing
               Certificate") as to the Notes and Certificates, to the extent applicable:

(i)     the applicable Record Date, Determination Date and Payment Date;

(ii)    the aggregate amount of payments received with respect to the Mortgage Loans, including prepayment amounts;

(iii)   the Servicing Fee payable to the Servicer;

(iv)    the amount of any other fees or expenses paid, and the identity of the party receiving such fees or expenses;

(v)     the aggregate amount of (a) Interest Collections, (b) Principal Collections,
        (c) Substitution Adjustment Amounts and (d) Excess Spread, for the related Collection
        Period;

(vi)    the amount paid as principal to the Noteholders;

(vii)   the amount paid as interest to the Noteholders and the amount of any Relief Act
        Shortfalls for the related Payment Date;

(viii)  the aggregate amount of interest remaining unpaid, if any, for each of the Notes, after giving effect to the payments made on such Payment Date;

(ix)    each Policy Draw Amount, if any, for such Payment Date, the aggregate amount of prior draws on the Policy thereunder not yet reimbursed the amount paid to the Credit
        Enhancer in reimbursement for prior draws;

(x)     the amount of such distribution as principal and interest to the Certificateholders of the Certificates, separately stating the portion thereof which resulted in a reduction of the Certificate Balance thereof;

(xi)    the aggregate Principal Balance of the Mortgage Loans as of the end of the related
        Collection Period;

(xii)   the number and aggregate Principal Balances of Mortgage Loans (a) as to which the
        Minimum Monthly Payment is delinquent for 30-59 days, 60-89 days, 90-119 days,
        120-149 days, 150-179 days and greater than 180 days, respectively, (b) the related
        Mortgaged Property of which has been foreclosed upon and (c) as to which the related
        Mortgaged Property has become REO Property, in each case as of the end of the related
        Collection Period; provided, however, that such information shall not be provided on the statements relating to the first Payment Date;

(xiii)  the number and aggregate Principal Balance of Mortgage Loans repurchased pursuant to
        Section 3.15(a) herein during the related Collection Period;

(xiv)   the Net WAC Rate for the related Collection Period;

(xv)    the aggregate Liquidation Loss Amounts with respect to the related Collection Period, the amount distributed as principal to Noteholders in respect of Liquidation Loss
        Amounts and the aggregate of the Liquidation Loss Amounts (minus any Subsequent Net
        Recovery Amounts) from all Collection Periods to date expressed as dollar amount and as a percentage of the aggregate Cut-Off Date Principal Balances of the Mortgage
        Loans;

(xvi)   the aggregate Note Balance and the Certificate Balance after giving effect to the distribution of principal on such Payment Date;

(xvii)  the balance of the Pre-Funding Account and Capitalized Interest Account, as of the
        end of the related Collection Period;

(xviii) the Percentage Interest applicable to each of the Securities, after application of payments made on such Payment Date;

(xix)   the Overcollateralization Amount as of the end of the related Collection Period; and

(xx)    the aggregate Principal Balance of Subsequent Mortgage Loans transferred to the Trust
        Estate during the related Collection Period.

        In the case of  information  furnished  pursuant to clauses (vi) and (vii) above,  the amounts  shall  be  expressed  as an  aggregate  dollar  amount  per Note or  Certificate,  as applicable,  with a  $25,000  denomination  per Note and with a  denomination  equal to a 100%
Percentage Interest per Certificate.

        If a  Servicing  Default  shall  occur,  on the  Business  Day  following  the related
Determination  Date, the Servicer  shall forward to the Indenture  Trustee a statement to such effect,  including the nature of such Servicing Default.  The Indenture  Trustee,  pursuant to
Section  3.26 of the  Indenture,  shall  deliver  or  cause  to be  delivered  by mail to each
Certificateholder,  each  Noteholder,  the Enhancer,  the Depositor,  the Owner  Trustee,  the
Certificate Paying Agent and each Rating Agency,  notice of such Servicing Default,  including the nature  thereof.  Such  statement  may be  included  in, or  separate  from,  the  regular statement made available to Securityholders.

        The Indenture  Trustee will make the Servicing  Certificate  (and, at its option,  any additional  files  containing the same  information in an alternative  format)  available each month to  Securityholders,  and other parties to this  Agreement  via the Indenture  Trustee's internet  website.  The Indenture  Trustee's  internet  website shall  initially be located at
"www.jpmorgan.com/sfr."  Assistance  in using the  website  can be  obtained  by  calling  the
Indenture  Trustee's  customer service desk at (877) 722-1095.  Parties that are unable to use the above  distribution  options  are  entitled  to have a paper copy mailed to them via first class mail by calling the customer  service desk and indicating  such.  The Indenture  Trustee shall have the right to change the way the statements to  Securityholders  are  distributed in order to make such  distribution  more  convenient or more accessible to the above parties and the  Indenture  Trustee shall provide  timely and adequate  notification  to all above parties
regarding  any  such  changes.   The  Indenture  Trustee  may  require  registration  and  the acceptance of a disclaimer in connection with access to its website.

(b)     The Servicer shall forward to the Indenture Trustee any other  information  reasonably requested by the Indenture Trustee necessary to make distributions  pursuant to
               Section 3.05  of the Indenture.  Prior to the close of business on the Business
               Day next  succeeding  each  Determination  Date,  the Servicer  shall furnish a written  statement to the  Certificate  Paying Agent and the Indenture  Trustee
               setting  forth  the  aggregate  amounts  required  to  be  withdrawn  from  the
               Custodial  Account and deposited into the Note Payment  Account or Distribution
               Account on the  Business Day  preceding  the related  Payment Date  pursuant to
               Section 3.03. The  determination  by the Servicer of such amounts shall, in the absence  of  obvious  error,  be deemed  to be  presumptively  correct  for all purposes  hereunder,  and the Owner Trustee and the Indenture  Trustee shall be
               protected  in  relying  upon  the  same  without  any   independent   check  or
               verification.  In addition,  upon the Issuer's  written  request,  the Servicer shall  promptly  furnish such  information  reasonably  requested by the Issuer that is  reasonably  available  to the Servicer to enable the Issuer to perform its federal and state income tax reporting obligations.

Section 4.02   Tax Returns and 1934 Act Reports

(a)     The  Servicer  will act as the Tax  Matters  Partner or the agent for the Tax  Matters
               Partner  pursuant to the Trust  Agreement.  The Servicer  agrees to perform the obligations  of the Servicer set forth in Section 5.03 of the Trust  Agreement.
               The  Servicer  will  prepare and file or cause to be prepared and filed all tax and information returns of the Trust Estate.

(b)     he Servicer  shall,  on behalf of the  Depositor  and in respect of the Trust  Estate, sign and cause to be filed with the  Commission any periodic  reports  required to be filed  under  the  provisions  of the  Exchange  Act,  and the  rules and
               regulations  of  the  Commission  thereunder  including,   without  limitation,
               reports  on Form  10-K,  Form  10-D  and  Form  8-K.  In  connection  with  the preparation and filing of such periodic  reports,  the Indenture  Trustee shall timely  provide to the Servicer (I) a list of  Securityholders  as shown on the
               Certificate  Register  and the  Note  Register  as of the end of each  calendar year,  (II) copies  of  all  pleadings,  other  legal  process  and  any  other
               documents  relating  to  any  claims,   charges  or  complaints  involving  the
               Indenture Trustee, as trustee hereunder,  or the Trust Estate that are received by the  Indenture  Trustee,  (III) notice  of all matters  that,  to the actual knowledge  of a  Responsible  Officer  of  the  Indenture  Trustee,  have  been submitted to a vote of the Securityholders,  other than those matters that have been  submitted  to a  vote  of  the  Securityholders  at  the  request  of the
               Depositor or the  Servicer,  and  (IV) notice  of any failure of the  Indenture
               Trustee to make any distribution to the  Securityholders  as required  pursuant to this  Agreement.  The Indenture  Trustee  shall not have any liability  with respect to the  Servicer's  failure to properly  prepare or file such  periodic reports and the  Servicer  shall not have any  liability  with  respect to such failure  resulting from or relating to the  Servicer's  inability or failure to obtain any  information  not resulting  from the  Servicer's  own negligence or willful misconduct.

(c)     Any Form 10-K filed with the Commission in connection with this Section 4.03 shall include:

               (i)    A certification, signed by the senior officer in charge of the servicing functions of the Servicer, in the form attached as Exhibit E hereto or such other form as may be required or permitted by the Commission (the "Form 10-K
        Certification"), in compliance with Rules 13a-14 and 15d-14 under the Exchange Act and any additional directives of the Commission.

               (ii)   A report regarding its assessment of compliance during the preceding calendar year with all applicable servicing criteria set forth in relevant Commission regulations with respect to mortgage-backed securities transactions taken as a whole involving the Servicer that are backed by the same types of assets as those backing the certificates, as well as similar reports on assessment of compliance received from other parties participating in the servicing function as required by relevant
        Commission regulations, as described in Item 1122(a) of Regulation AB.  The Servicer shall obtain from all other parties participating in the servicing function any required certifications.

               (iii)  With respect to each assessment report described immediately above, a report by a registered public accounting firm that attests to, and reports on, the assessment made by the asserting party, as set forth in relevant Commission regulations, as described in Regulation 1122(b) of Regulation AB and Section 3.11.

               (iv)   The servicer compliance certificate required to be delivered pursuant
Section 3.10.

(d)     In connection with the Form 10-K Certification, the Indenture Trustee shall provide the Servicer with a back-up certification substantially in the form attached hereto as Exhibit D-2.

(e)     This Section 4.03 may be amended in accordance with this Servicing Agreement without the consent of the Securityholders.

(f)     The Indenture Trustee shall make available on the Indenture Trustee's internet website each of the reports filed with the Commission by or on behalf of the
               Depositor under the Exchange Act, as soon as reasonably practicable upon delivery of such reports to the Indenture Trustee.

ARTICLE V

                                     Note Payment Account

Section 5.01   Note Payment  Account.  The Indenture  Trustee shall  establish and maintain an
Eligible Account entitled "JPMorgan Chase Bank,  National  Association,  as Indenture Trustee,
for the  benefit  of the  Securityholders,  the  Certificate  Paying  Agent and the  Enhancer,
pursuant to the  Indenture,  dated as of June 29, 2006,  between  GMACM Home Equity Loan Trust
2006-HE2 and JPMorgan  Chase Bank,  National  Association"  (the "Note Payment  Account").  On
each Payment  Date,  amounts on deposit in the Note Payment  Account shall be  distributed  by the Indenture  Trustee in accordance  with Section 3.05 of the  Indenture.  Amounts on deposit in the Note Payment  Account will remain  uninvested  and all benefit  therefrom  shall be for the benefit of the Indenture Trustee.

ARTICLE VI

                                         The Servicer

Section 6.01   Liability  of  the  Servicer.  The  Servicer  shall  be  liable  in  accordance herewith only to the extent of the  obligations  specifically  imposed upon and  undertaken by the Servicer herein.

Section 6.02   Merger  or  Consolidation  of,  or  Assumption  of  the  Obligations  of,  the
Servicer.  Any Person into which the  Servicer may be merged or converted or with which it may be  consolidated,  or any corporation  resulting from any merger,  conversion or consolidation to which the  Servicer  shall be a party,  or any Person  succeeding  to the  business  of the
Servicer,  shall be the successor of the Servicer  hereunder,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding.

        The Servicer may assign its rights and delegate its duties and obligations  under this
Agreement;  provided,  that the Person  accepting  such  assignment or  delegation  shall be a
Person  qualified  to service  mortgage  loans,  is  reasonably  satisfactory  to the Enhancer
(provided,  that such consent to assignment may not be unreasonably  withheld),  is willing to service  the  Mortgage  Loans and  executes  and  delivers  to the Issuer  (with a copy to the
Enhancer) an agreement,  in form and substance reasonably  satisfactory to the Enhancer,  that contains an assumption by such Person of the due and punctual  performance  and  observance of each  covenant  and  condition  to be  performed  or  observed  by  the  Servicer  under  this
Agreement;  and  provided  further,  that no  Rating  Event  will  occur as a  result  of such assignment and  delegation (as evidenced by a letter to such effect from each Rating  Agency), if  determined  without  regard to the Policy;  and provided  further,  that the Owner Trustee shall  receive an Opinion of Counsel to the effect that such  assignment  or  delegation  will not result in an Adverse REMIC Event.

Section 6.03   Limitation  on Liability  of the Servicer and Others.  Neither the Servicer nor
any of the  directors or officers or  employees  or agents of the Servicer  shall be under any liability to the Issuer, the Owner Trustee,  the Indenture Trustee or the  Securityholders for
any action  taken or for  refraining  from the taking of any action in good faith  pursuant to this Agreement;  provided,  however, that this provision shall not protect the Servicer or any such Person  against any  liability  that would  otherwise be imposed by reason of its willful misfeasance,  bad faith or gross  negligence in the performance of its duties  hereunder or by reason of its reckless  disregard of its  obligations and duties  hereunder.  The Servicer and any  director or officer or employee  or agent of the  Servicer  may rely in good faith on any document of any kind prima facie  properly  executed and  submitted  by any Person  respecting any matters arising hereunder.  The Servicer and any director,  officer,  employee or agent of the  Servicer  shall  be  indemnified  by the  Issuer  and held  harmless  against  any  loss, liability or expense  incurred in connection  with any legal action relating to this Agreement or the  Securities,  including any amount paid to the Owner  Trustee or the Indenture  Trustee pursuant  to  Section  6.06(b),  other  than any loss,  liability  or  expense  related to any specific  Mortgage  Loan or  Mortgage  Loans  (except as any such loss,  liability  or expense shall be  otherwise  reimbursable  pursuant  to this  Agreement)  and any loss,  liability  or expense  incurred by reason of its willful  misfeasance,  bad faith or gross negligence in the performance  of  its  duties  hereunder  or  by  reason  of  its  reckless  disregard  of  its obligations  and duties  hereunder.  The Servicer  shall not be under any obligation to appear in,  prosecute or defend any legal action that is not  incidental to its duties to service the
Mortgage Loans in accordance  with this  Agreement,  and that in its opinion may involve it in any expense or  liability;  provided,  however,  that the Servicer may in its sole  discretion undertake  any  such  action  that it may deem  necessary  or  desirable  in  respect  of this
Agreement,   the  rights  and  duties  of  the  parties   hereto  and  the  interests  of  the
Securityholders.  In such event,  the  reasonable  legal expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the Issuer, and the  Servicer  shall be  entitled  to be  reimbursed  therefor.  The  Servicer's  right to indemnity or  reimbursement  pursuant to this Section 6.03 shall  survive any  resignation  or termination  of the  Servicer  pursuant  to Section  6.04 or 7.01 with  respect to any losses, expenses,  costs or liabilities  arising prior to such  resignation or termination (or arising from events that occurred prior to such resignation or termination).

Section 6.04   Servicer  Not to  Resign.  Subject  to the  provisions  of  Section  6.02,  the
Servicer  shall not resign from the  obligations  and duties  hereby  imposed on it except (a)
upon  determination  that the performance of its obligations or duties hereunder are no longer permissible  under  applicable  law or are in material  conflict by reason of  applicable  law with any other  activities  carried  on by it or its  subsidiaries  or  Affiliates,  the other activities  of the Servicer so causing such a conflict  being of a type and nature  carried on by the Servicer or its  subsidiaries  or Affiliates at the date of this  Agreement or (b) upon satisfaction  of the following  conditions:  (i) the Servicer  shall have proposed a successor
Servicer  to the Issuer and the  Indenture  Trustee in  writing  and such  proposed  successor
Servicer is  reasonably  acceptable  to the Issuer,  the  Indenture  Trustee and the Enhancer;
(ii) each Rating  Agency  shall have  delivered a letter to the Issuer,  the  Enhancer and the
Indenture  Trustee  prior  to the  appointment  of the  successor  Servicer  stating  that the proposed  appointment  of such  successor  Servicer  as  Servicer  hereunder  will not cause a
Rating Event, if determined  without regard to the Policy;  and (iii) such proposed  successor
Servicer is  reasonably  acceptable  to the  Enhancer,  as evidenced by a letter to the Issuer and the Indenture Trustee;  provided,  however, that no such resignation by the Servicer shall become  effective  until such successor  Servicer or, in the case of (a) above,  the Indenture
Trustee,   as  pledgee  of  the   Mortgage   Loans,   shall  have   assumed   the   Servicer's
responsibilities  and  obligations  hereunder  or the  Indenture  Trustee,  as  pledgee of the
Mortgage Loans,  shall have  designated a successor  Servicer in accordance with Section 7.02.
Any  such  resignation  shall  not  relieve  the  Servicer  of  responsibility  for any of the obligations  specified in Sections 7.01 and 7.02 as obligations  that survive the  resignation or  termination of the Servicer.  Any such  determination  permitting  the  resignation of the
Servicer  shall be  evidenced  by an  Opinion  of  Counsel  to such  effect  delivered  to the
Indenture Trustee and the Enhancer.

Section 6.05   Delegation of Duties.  In the ordinary course of business,  the Servicer at any time  may  delegate  any  of  its  duties  hereunder  to  any  Person,  including  any  of its
Affiliates,  that agrees to conduct such duties in  accordance  with  standards  comparable to those with which the Servicer  complies  pursuant to Section 3.01. Such  delegation  shall not relieve the Servicer of its  obligations,  liabilities  and  responsibilities  with respect to such duties and shall not constitute a resignation within the meaning of Section 6.04.

Section 6.06   Payment  of  Indenture  Trustee's  and  Owner  Trustee's  Fees and  Expenses;
Indemnification.

(a)     After  the  Closing  Date,  the  Servicer  covenants  and  agrees  to pay to the Owner
               Trustee,  the Indenture  Trustee and any co-trustee of the Indenture Trustee or the Owner  Trustee  from time to time,  and the Owner  Trustee,  the  Indenture
               Trustee and any such co-trustee shall be entitled to,  reasonable  compensation
               (which  shall  not  be  limited  by any  provision  of  law  in  regard  to the compensation  of a  trustee  of an  express  trust  and,  in  the  case  of the
               Indenture  Trustee,  for so long as GMAC Mortgage  Corporation  is the Servicer shall be as set forth in the letter  agreement  between the  Indenture  Trustee and the Servicer  dated as of June 22, 2006) for all services  rendered by each of them in the execution of the trusts  created  under the Trust  Agreement and the  Indenture  and in the  exercise and  performance  of any of the powers and duties under the Trust  Agreement or the Indenture,  as the case may be, of the
               Owner Trustee, the Indenture Trustee and any co-trustee,  and the Servicer will pay or reimburse the Indenture  Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and  advances  incurred  or  made  by the
               Indenture  Trustee or any  co-trustee in accordance  with any of the provisions of this  Agreement,  the  Indenture  or the  Trust  Agreement  except  any such expense,  disbursement  or advance as may arise  from its  negligence,  willful misfeasance  or  bad  faith.  In  addition,  the  Indenture  Trustee  shall  be
               entitled  to  be  reimbursed  from  the  Servicer  for  all  reasonable   costs
               associated  with  the  transfer  of  servicing  from the  predecessor  servicer
               pursuant  to  Section  7.02  hereunder,   including,  without  limitation,  any
               reasonable  costs or  expenses  associated  with the  complete  transfer of all
               servicing  data  and  the  completion,   correction  or  manipulation  of  such
               servicing  data as may be  required  by the  Indenture  Trustee to correct  any errors or  insufficiencies  in the  servicing  data or  otherwise to enable the
               Indenture Trustee to service the Mortgage Loans properly and effectively.

(b)     The Servicer agrees to indemnify the Indenture  Trustee and the Owner Trustee for, and
               to hold  the  Indenture  Trustee  and the  Owner  Trustee,  as the case may be, harmless against,  any loss,  liability or expense incurred without negligence, bad faith or willful  misconduct  on the part of the  Indenture  Trustee or the
               Owner Trustee,  as the case may be, arising out of, or in connection  with, the acceptance and  administration of the Issuer and the assets thereof,  including the costs and  expenses  (including  reasonable  legal  fees and  expenses)  of defending  the  Indenture  Trustee  or the Owner  Trustee,  as the case may be, against any claim in connection  with the exercise or performance of any of its powers or duties under any Basic Document; provided that:

(i)     with respect to any such claim, the Indenture Trustee or Owner Trustee, as the case may be, shall have given the Servicer written notice thereof promptly after the Indenture Trustee or Owner Trustee, as the case may be, shall have actual knowledge thereof;

(ii)    while maintaining control over its own defense, the Issuer, the Indenture Trustee or
                      Owner Trustee, as the case may be, shall cooperate and consult fully with the Servicer in preparing such defense; and

(iii)   notwithstanding anything in this Agreement to the contrary, the Servicer shall not be liable for settlement of any claim by the Indenture Trustee or the
                      Owner Trustee, as the case may be, entered into without the prior consent of the Servicer.

No termination  of this  Agreement or  resignation  or removal of the Indenture  Trustee shall affect  the  obligations  created  by this  Section  6.06 of the  Servicer  to  indemnify  the
Indenture  Trustee  and the Owner  Trustee  under the  conditions  and to the extent set forth herein.

        Notwithstanding the foregoing,  the  indemnification  provided by the Servicer in this
Section 6.06(b) shall not pertain to any loss,  liability or expense of the Indenture  Trustee or the Owner  Trustee,  including  the costs and  expenses  of  defending  itself  against any claim,  incurred in connection  with any actions  taken by the Indenture  Trustee or the Owner
Trustee  at the  direction  of the  Noteholders  or  Certificateholders,  as the  case may be, pursuant to the terms of this Agreement.

ARTICLE VII

                                           Default

Section 7.01   Servicing Default.

(a)     If a Servicing  Default shall occur and be  continuing,  then, and in every such case, so long as a Servicing  Default  shall not have been  remedied by the Servicer, either  the Issuer or the  Indenture  Trustee,  upon  actual  knowledge  of the occurrence  of a  Servicing  Default  (in each  case  with the  consent  of the
               Enhancer so long as no Enhancer  Default  exists),  or the Enhancer,  by notice then given in writing to the Servicer,  the Issuer and the  Indenture  Trustee,
               may  terminate  all of the rights and  obligations  of the Servicer as servicer under this  Agreement  other than its right to receive  servicing  compensation and  expenses for  servicing  the Mortgage  Loans  hereunder  during any period prior to the date of such  termination,  and the  Enhancer or the Issuer or the
               Indenture  Trustee (in each case with the consent of the Enhancer so long as no
               Enhancer Default exists),  may exercise any and all other remedies available at law or  equity.  Any such  notice to the  Servicer  shall also be given to each
               Rating  Agency,  the  Enhancer  and the Issuer.  On or after the receipt by the
               Servicer of such written notice,  all authority and power of the Servicer under this  Agreement,  whether with respect to the  Securities or the Mortgage Loans or otherwise,  shall pass to and be vested in the Indenture Trustee, subject to
               Section 7.02 hereof,  as pledgee of the Mortgage  Loans,  pursuant to and under this Section 7.01; and,  without  limitation,  the Indenture  Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer,  as attorney-in-fact  or otherwise,  any and all  documents and other  instruments, and to do or accomplish  all other acts or things  necessary or  appropriate to effect the  purposes of such  notice of  termination,  whether to complete  the transfer  and  endorsement  of each  Mortgage  Loan and related  documents,  or otherwise.  The Servicer agrees to cooperate with the Issuer,  the Enhancer and
               Indenture  Trustee,  as the case may be, in effecting  the  termination  of the responsibilities  and  rights of the  Servicer  hereunder,  including,  without limitation,  the transfer to the Indenture Trustee for the administration by it of all cash amounts  relating to the  Mortgage  Loans that shall at the time be held by the Servicer and to be deposited  by it in the  Custodial  Account,  or that  have  been  deposited  by  the  Servicer  in  the  Custodial  Account  or
               thereafter  received by the Servicer  with respect to the Mortgage  Loans,  the recordation  of  Assignments  of Mortgages to the Indenture  Trustee if MERS is
               not the mortgagee of a Mortgage  Loan,  and the delivery of the Mortgage  Files in its possession to the Indenture  Trustee.  All reasonable costs and expenses
               (including,  but not limited to,  attorneys'  fees) incurred in connection with amending  this  Agreement to reflect such  succession  as Servicer  pursuant to this  Section  7.01  shall  be  paid  by the  predecessor  Servicer  (or if the predecessor  Servicer is the  Indenture  Trustee,  the initial  Servicer)  upon presentation of reasonable documentation of such costs and expenses.

(b)     Notwithstanding  any  termination  of the  activities of the Servicer  hereunder,  the
               Servicer shall be entitled to receive,  out of any late collection of a payment on a  Mortgage  Loan  which  was  due  prior  to  the  notice  terminating  the
               Servicer's  rights and  obligations  hereunder and received  after such notice, that  portion  to which the  Servicer  would  have been  entitled  pursuant  to
               Sections  3.03 and 3.09 as well as its Servicing  Fee in respect  thereof,  and any other amounts  payable to the Servicer  hereunder the  entitlement to which arose prior to the termination of its activities hereunder.

        Notwithstanding  the foregoing,  a delay in or failure of performance under clause (i)
or (ii) of the definition of Servicing  Default,  after the applicable grace periods specified therein,  shall not  constitute  a  Servicing  Default if such  delay or failure  could not be prevented  by the exercise of  reasonable  diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy,  acts of declared or undeclared  war,  public
disorder,  rebellion  or  sabotage,  epidemics,   landslides,   lightning,  fire,  hurricanes,
earthquakes,  floods  or  similar  causes.  The  preceding  sentence  shall  not  relieve  the
Servicer  from using  reasonable  efforts to perform its  respective  obligations  in a timely manner  in  accordance  with the terms of this  Agreement.  The  Servicer  shall  provide  the
Indenture  Trustee,  the Enhancer and the  Securityholders  with notice of any such failure or delay by it,  together with a description  of its efforts to so perform its  obligations.  The
Servicer  shall  immediately  notify the  Indenture  Trustee,  the  Enhancer and the Issuer in
writing of any Servicing Default.

Section 7.02   Indenture Trustee to Act; Appointment of Successor.

(a)     (a)    On and after the time the Servicer  receives a notice of  termination  pursuant to Section  7.01 or sends a notice  pursuant  to Section  6.04,  the  Indenture
               Trustee as pledgee of the  Mortgage  Loans shall itself  become,  or shall with the consent of the Enhancer  appoint an affiliate of the  Indenture  Trustee to become the  successor  in all  respects  to the  Servicer  in its  capacity  as servicer  under this Agreement and the  transactions  set forth or provided for herein and shall  immediately  assume all of the obligations of the Servicer to make advances on Mortgage  Loans under  Section  3.02(b) and will be subject to all other  responsibilities,  duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof as soon as practicable,  but in no event  later  than 90 days after the  Indenture  Trustee  becomes  successor servicer.  During such 90 day period, the Indenture  Trustee,  with the consent of the  Enhancer,  may require the  Servicer  being  terminated  to continue to perform  such  servicing  responsibilities  (other than making  advances on the
               Mortgage  Loans  under  Section   3.02(b))  as  the  Indenture   Trustee  deems
               appropriate.  In such event,  the Servicer being  terminated shall provide such services as directed by the  Indenture  Trustee  until the earliest of the date the Indenture  Trustee  notifies such Servicer to  discontinue  providing  such services,  the date on which a successor  servicer or the Indenture Trustee has assumed all responsibilities,  duties and liabilities of the Servicer hereunder or the  expiration of the 90 day period.  The Servicer shall be entitled to the
               Servicing  Fee  hereunder for any period during which the Servicer is obligated to provide such  services as if no  termination  of the Servicer had  occurred.
               Nothing in this  Agreement  or in the Trust  Agreement  shall be  construed  to
               permit   or   require   the   Indenture   Trustee   to  (i)   succeed   to  the
               responsibilities,  duties  and  liabilities  of  the  initial  Servicer  in its capacity  as Seller  under  the  Purchase  Agreement,  (ii) be  responsible  or accountable  for any act or omission of the Servicer prior to the issuance of a notice of  termination  hereunder,  (iii)  require or  obligate  the  Indenture
               Trustee,  in its capacity as successor  Servicer,  to purchase,  repurchase  or substitute any Mortgage Loan, (iv) fund any losses on any Permitted  Investment directed by any other Servicer,  or (v) be responsible for the  representations and  warranties  of the  Servicer.  As  compensation  therefor,  the  Indenture
               Trustee shall be entitled to such  compensation as the Servicer would have been entitled  to  hereunder  if no such  notice  of  termination  had  been  given.
               Notwithstanding  the  foregoing,  if the Indenture  Trustee is (x) unwilling to act  as  successor  Servicer  itself  or to  appoint  an  affiliate  to  become successor  Servicer,  or (y) legally unable so to act, the Indenture Trustee as pledgee of the Mortgage  Loans may (in the  situation  described in clause (x))
               or shall (in the  situation  described in clause (y)) appoint at the  direction of the Enhancer or, if the Enhancer  fails to make such  direction,  petition a court of competent  jurisdiction  to appoint any  established  housing and home finance  institution,  bank or other mortgage loan servicer  having a net worth of not less than $10,000,000 as the successor to the Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or  liabilities of the Servicer hereunder;  provided, that any such successor Servicer shall be acceptable  to the  Enhancer,  as evidenced  by the  Enhancer's  prior  written consent,  which  consent  shall  not be  unreasonably  withheld;  and  provided further,  that the  appointment of any such successor  Servicer will not result in a  Rating  Event,  if  determined  without  regard  to the  Policy.  Pending appointment  of a successor to the  Servicer  hereunder,  unless the  Indenture
               Trustee is  prohibited  by law from so acting,  the  Indenture  Trustee  itself shall act or appoint an  affiliate to act in such  capacity as provided  above.
               In connection  with such  appointment  and  assumption,  the successor shall be entitled  to receive  compensation  out of  payments  on  Mortgage  Loans in an amount  equal  to the  compensation  that the  Servicer  would  otherwise  have received pursuant to Section 3.09 (or such other  compensation as the Indenture
               Trustee  and such  successor  shall  agree).  The  appointment  of a  successor
               Servicer  shall not affect any liability of the  predecessor  Servicer that may have  arisen  under  this  Agreement  prior  to  its  termination  as  Servicer
               (including the obligation to purchase  Mortgage Loans pursuant to Section 3.01, to pay any deductible  under an insurance policy pursuant to Section 3.04 or to indemnify  the  Indenture  Trustee  pursuant  to Section  6.06),  nor shall any successor  Servicer  be liable  for any acts or  omissions  of the  predecessor
               Servicer or for any breach by such  Servicer of any of its  representations  or warranties  contained  herein or in any  related  document  or  agreement.  The
               Indenture  Trustee and such successor  shall take such action,  consistent with this  Agreement and the  requirements  (including any notice  requirements)  of applicable  law,  as shall be  necessary  to  effectuate  any such  succession.
               Notwithstanding  the  foregoing,  the  Indenture  Trustee,  in its  capacity as successor  Servicer,  shall  not be  responsible  for the  lack of  information and/or  documents  that it cannot  obtain  through  reasonable  efforts  or for failing to take any action  that the  Indenture  Trustee is legally  prohibited from taking by applicable law.

(b)     Any  successor,  including the Indenture  Trustee,  to the Servicer as servicer  shall during  its term as  Servicer  (i)  continue  to  service  and  administer  the
               Mortgage Loans for the benefit of the  Securityholders,  (ii) maintain in force a policy  or  policies  of  insurance  covering  errors  and  omissions  in the performance  of its  obligations  as Servicer  hereunder and a fidelity bond in respect  of its  officers,  employees  and  agents  to the same  extent  as the
               Servicer is so  required  pursuant to Section  3.13 and  (iii) be  bound by the terms of the Insurance Agreement.

(c)     Any  successor  Servicer,  including  the  Indenture  Trustee,  shall not be deemed in default or to have breached its duties  hereunder if the  predecessor  Servicer shall  fail to  deliver  any  required  deposit  to the  Custodial  Account  or
               otherwise   cooperate  with  any  required  servicing  transfer  or  succession hereunder.

(d)     In connection  with the termination or resignation of the Servicer  hereunder,  either
               (i) the  successor  Servicer,  including the Indenture Trustee if the Indenture
               Trustee is acting as successor  Servicer,  shall  represent and warrant that it is a member of MERS in good  standing and shall agree to comply in all material respects  with  the  rules  and  procedures  of MERS  in  connection  with  the servicing of the Mortgage  Loans that are  registered  with MERS, in which case the  predecessor  Servicer  shall  cooperate  with the  successor  Servicer  in causing  MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS' rules and regulations,  or (ii) the predecessor  Servicer shall  cooperate  with the successor  Servicer in causing
               MERS to execute and deliver an  assignment  of Mortgage in  recordable  form to transfer the  Mortgage  from MERS to the  Indenture  Trustee and to execute and deliver  such  other  notices,  documents  and  other  instruments  as  may  be necessary or desirable to effect a transfer of such  Mortgage Loan or servicing of such  Mortgage  Loan on the MERS(R)System  to the  successor  Servicer.  The predecessor  Servicer  shall file or cause to be filed any such  assignment  in the appropriate  recording office. The predecessor  Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage,  and fees and costs of filing any  assignments  of Mortgage  that may be required  under this subsection  (d).  The  successor  Servicer  shall cause such  assignment  to be delivered to the Indenture  Trustee or the  Custodian  promptly upon receipt of the  original  with  evidence of recording  thereon or a copy  certified by the public recording office in which such assignment was recorded.

Section 7.03   Notification  to  Securityholders.  Upon any termination of or appointment of a successor  to the  Servicer  pursuant  to this  Article  VII or Section  6.04,  the  Indenture
Trustee shall give prompt  written notice thereof to the  Securityholders,  the Enhancer,  the
Issuer and each Rating Agency.

Section 7.04   Servicing Termination Event; Removal of Servicer .

(a)     Upon  determination  by the Credit  Enhancer  that a Servicing  Termination  Event has occurred,  the Credit  Enhancer  shall give  written  notice of such  Servicing
               Termination Event to the Servicer, the Depositor,  the Indenture Trustee and to
               each Rating Agency.

(b)     At any time  after  such  determination  and while a  Servicing  Termination  Event is continuing,  the Credit Enhancer may direct the Indenture Trustee in writing to remove the  Servicer  if the Credit  Enhancer  makes a  determination  that the manner of servicing was a factor  contributing to the size of the delinquencies or losses incurred in the Trust Estate.

(c)     Upon  receipt  of  directions  to  remove  the  Servicer  pursuant  to  the  preceding clause (b),  the  Indenture  Trustee shall notify the Servicer that it has been terminated  and  the  Servicer  shall  be  terminated  in the  same  manner  as specified in Sections 7.01 and 7.02.

(d)     After notice of occurrence of a Servicing  Termination  Event has been given and while a Servicing Termination Event is continuing,  until and unless the Servicer has been removed as provided in  clause (b),  the Servicer  covenants and agrees to act  as  the  Servicer  for  a  term  from  the  occurrence  of  the  Servicing
               Termination  Event to the end of the calendar  quarter in which such  Servicing
               Termination Event occurs,  which term may at the Credit  Enhancer's  discretion be extended by written  notice to the  Indenture  Trustee and the  Servicer for successive  terms of three (3) calendar  months each,  until the termination of the Trust Estate.  The Servicer  will,  upon the receipt of each such notice of extension (a "Servicer  Extension Notice") become bound for the duration of the term covered by such Servicer  Extension Notice to continue as Servicer subject to and in accordance  with this  Servicing  Agreement.  If, as of the fifteenth
               (15th)  day prior to the last day of any term as the  Servicer,  the  Indenture
               Trustee shall not have received any Servicer  Extension  Notice from the Credit
               Enhancer,  the Indenture Trustee shall,  within five (5) days thereafter,  give written notice of such nonreceipt to the Credit  Enhancer and the Servicer.  If any such term  expires  without a Servicer  Extension  Notice  then a successor
               Servicer shall be appointed as provided in Section 7.02.

(e)     No  provision of this Section 7.04 shall have the effect of limiting the rights of the
               Depositor,  the Indenture Trustee, the Noteholders or the Credit Enhancer under
               Section 7.01.

ARTICLE VIII

                                   Miscellaneous Provisions

Section 8.01   Amendment.  This  Agreement  may be  amended  from time to time by the  parties hereto;  provided,  that any such amendment  shall be accompanied by a letter from each Rating
Agency to the effect that such  amendment  will not result in a Rating  Event,  if  determined without  regard to the Policy;  and provided  further,  that the  Enhancer  and the  Indenture
Trustee shall consent thereto.

Section 8.02   GOVERNING  LAW.  THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK,  WITHOUT  REGARD  TO THE  CONFLICT  OF LAW
PRINCIPLES  THEREOF,   OTHER  THAN  SECTIONS  5-1401  AND  5-1402  OF  THE  NEW  YORK  GENERAL
OBLIGATIONS  LAW, AND THE OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES  HEREUNDER SHALL BE
DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 8.03   Notices.  Where this Servicing  Agreement  provides for a notice,  certificate, opinions,  report or  similar  delivery  to be given to any  transaction  party or to a Rating
Agency,  a copy of  such  document  shall  be  contemporaneously  sent  to the  Enhancer.  All demands,  notices  and  communications  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by certified  mail,  return receipt requested,  to (a) in the case of the Servicer, 100 Witmer Road, Horsham,  Pennsylvania 19044,
Attention:  Anthony  Renzi,  (b) in the case of the  Enhancer,  Financial  Guaranty  Insurance
Company,  125  Park  Avenue,  New  York,  New  York  10017:   Attention:   Structured  Finance
Surveillance-GMACM  2006-HE2 (c) in the case of Moody's,  Home Mortgage Loan Monitoring Group,
4th Floor, 99 Church Street,  New York, New York 10001,  (d) in the case of Standard & Poor's,
55 Water Street, New York, New York 10041-0003,  Attention: Residential  Mortgage Surveillance
Group, (e) in the case of the Owner Trustee,  Wilmington  Trust Company,  Rodney Square North,
1100 North Market Street,  Wilmington,  Delaware 19890-0001 and (f) in the case of the Issuer,
GMACM Home  Equity  Loan Trust  2006-HE2,  c/o the Owner  Trustee at the  address set forth in clause  (e)  above,  and (g) in the case of the  Indenture  Trustee,  at the  Corporate  Trust
Office of the Indenture Trustee;  or, with respect to each of the foregoing  Persons,  at such other  address  as shall be  designated  by such  Person  in a  written  notice  to the  other foregoing  Persons.  Any notice required or permitted to be mailed to a  Securityholder  shall be given by first class  mail,  postage  prepaid,  at the  address of such  Securityholder  as shown in the Note  Register  or  Certificate  Register,  as the case  may be.  Any  notice  so mailed within the time  prescribed in this Agreement  shall be  conclusively  presumed to have been duly given,  whether or not the related  Securityholder  receives such notice. Any notice or other  document  required to be delivered or mailed by the Indenture  Trustee to any Rating
Agency  shall be given on a  reasonable  efforts  basis and only as a matter of  courtesy  and accommodation,  and the  Indenture  Trustee shall have no liability for failure to deliver any such notice or document to any Rating Agency.

Section 8.04   Severability  of Provisions.  If any one or more of the covenants,  agreements, provisions or terms of this Agreement shall be for any reason  whatsoever  held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this  Agreement or the  Securities or the rights of the Securityholders.

Section 8.05   Third-Party  Beneficiaries.  This  Agreement  shall inure to the benefit of and be binding upon the parties hereto, the Securityholders,  the Enhancer,  the Owner Trustee and
their  respective  successors  and  permitted  assigns.  Except as otherwise  provided in this
Agreement, no other Person shall have any right or obligation hereunder.

Section 8.06   Counterparts.  This  instrument may be executed in any number of  counterparts, each of which so executed shall be deemed to be an original,  but all such counterparts  shall together constitute but one and the same instrument.

Section 8.07   Effect of Headings  and Table of  Contents.  The  Article and Section  headings herein  and the  Table  of  Contents  are for  convenience  only  and  shall  not  affect  the construction hereof.

Section 8.08   Termination  Upon  Purchase by the  Servicer or  Liquidation  of All  Mortgage
Loans; Partial Redemption.

(a)     The respective  obligations and  responsibilities of the Servicer,  the Issuer and the
               Indenture  Trustee created hereby shall terminate upon the last action required to be taken by the Issuer  pursuant to the Trust Agreement and by the Indenture
               Trustee pursuant to the Indenture following the earlier of:

(i)     the date on or before which the Indenture or the Trust Agreement is terminated, or

(ii)    the purchase by the Servicer from the Issuer of all Mortgage Loans and REO Property in accordance with Section 8.08(b).

(b)     The  Servicer  shall have the right to  purchase  from the Issuer all of the  Mortgage
               Loans and related REO  Property if the  aggregate  Note Balance of the Notes as of any Payment  Date,  prior to giving  effect to any  payments on such Payment
               Date,  is less than 10% of the  aggregate  Note  Balance of the Notes as of the
               Closing  Date  (provided  that a draw on the Policy would not occur as a result of such  purchase  and provided  further  that the purchase  price will provide sufficient  funds to pay the  outstanding  Note  Balance and accrued and unpaid interest  on the Notes to the  Payment  Date on which  such  amounts  are to be distributed to the Securityholders),  at a price equal to 100% of the aggregate unpaid  Principal  Balance of all such remaining  Mortgage Loans,  plus accrued and unpaid interest  thereon at the weighted  average of the Loan Rates thereon up to the date  preceding  the  Payment  Date on which such  amounts  are to be distributed to the Securityholders  (and in the case of REO Property,  the fair market  value of the REO  Property),  plus  any  amounts  due and  owing to the
               Enhancer  under the Insurance  Agreement  related to the Mortgage  Loans or the
               Notes (and any unpaid  Servicing  Fee relating to the  Mortgage  Loans shall be deemed to have been paid at such time),

               The  Servicer  shall  send  written  notice to the  Enhancer  of its  intent to exercise its right to purchase any of the Mortgage Loans pursuant to this Section 8.08(b).

               In the event that the  Servicer  fails to exercise  its right set forth in this
Section  8.08(b) on or prior to the third  Payment Date that it can exercise such right and if there is an  unreimbursed  draw on the Policy,  or the Enhancer,  in its  reasonable  judgment factoring in among other things the  Overcollateralization  Amount,  reasonably  believes that there will be a draw on the Policy,  the  Enhancer  may  exercise  such right of the  Servicer upon notice to the Servicer of its intent.

               If such right is exercised by the Servicer or the Enhancer, as applicable,  the
Servicer or Enhancer,  as  applicable,  shall deposit the amount  calculated  pursuant to this
Section  8.08(b) with the Indenture  Trustee  pursuant to Section 4.10 of the  Indenture  and, upon the receipt of such  deposit,  the  Indenture  Trustee or Custodian  shall release to the
Servicer  or  Enhancer,  as  applicable,  the files  pertaining  to the  Mortgage  Loans being purchased.  The  Servicer or  Enhancer,  as  applicable,  at its  expense,  shall  prepare and deliver to the Indenture  Trustee for  execution,  at the time the related  Mortgage Loans are to be released to the Servicer or Enhancer,  as applicable,  appropriate  documents  assigning each such Mortgage  Loans from the Indenture  Trustee or the Issuer to the Servicer,  Enhancer
or the appropriate party.

Section 8.09   Certain  Matters  Affecting  the  Indenture  Trustee.  For all purposes of this
Agreement,  in the  performance  of any of its duties or in the  exercise of any of its powers hereunder,  the Indenture  Trustee shall be subject to and entitled to the benefits of Article
VI of the Indenture.

Section 8.10   Owner Trustee Not Liable for Related  Documents.  The recitals contained herein shall be taken as the  statements  of the  Servicer,  and the Owner  Trustee and the Indenture
Trustee  assume no  responsibility  for the  correctness  thereof.  The Owner  Trustee and the
Indenture  Trustee  make  no  representations  as to  the  validity  or  sufficiency  of  this
Agreement,  of any Basic Document or Related Document,  or of the Certificates (other than the signatures  of the  Owner  Trustee  and the  Indenture  Trustee  on the  Certificates)  or the
Notes.  The Owner Trustee and the Indenture  Trustee shall at no time have any  responsibility or liability  with respect to the  sufficiency  of the Trust Estate or its ability to generate the  payments  to be  distributed  to  Certificateholders  under  the Trust  Agreement  or the
Noteholders  under the Indenture,  including the  compliance by the Depositor,  the Sellers or the  Servicer  with any  warranty  or  representation  made  under any Basic  Document  or the accuracy of any such  warranty  or  representation,  or any action of any person  taken in the name of the Owner Trustee or the Indenture Trustee.

Section 1.01

ARTICLE IX

                                Compliance With Regulation AB

Section 9.01   Intent of the Parties; Reasonableness.

               The Depositor,  the Indenture  Trustee and the Servicer  acknowledge  and agree that the purpose of this  Article IX  is to facilitate  compliance  by the Depositor  with the provisions  of  Regulation  AB and  related  rules  and  regulations  of the  Commission.  The
Depositor  shall  not  exercise  its  right  to  request  delivery  of  information  or  other performance  under these  provisions  other than in good  faith,  or for  purposes  other than compliance  with the  Securities  Act, the Exchange Act and the rules and  regulations  of the
Commission  under the  Securities  Act and the  Exchange  Act.  Each of the  Servicer  and the
Indenture Trustee  acknowledges that  interpretations of the requirements of Regulation AB may change over time,  whether due to  interpretive  guidance  provided by the  Commission  or its staff,  consensus among  participants in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with  reasonable  requests made by the Depositor in good faith for  delivery of  information  under these  provisions  on the basis of evolving interpretations  of  Regulation  AB. Each of the  Servicer  and the  Indenture  Trustee  shall cooperate  reasonably  with the  Depositor to deliver to the Depositor  (including  any of its assignees  or  designees),  any  and  all  disclosure,  statements,  reports,  certifications, records and any other  information  necessary in the reasonable,  good faith  determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB.

Section 9.02   Additional Representations and Warranties of the Indenture Trustee.

(a)     The Indenture  Trustee shall be deemed to represent and warrant to the Depositor as of the date  hereof and on each date on which  information  is provided  to the  Depositor  under
Sections  9.01,  9.02(b) or 9.03 that,  except as disclosed in writing to the Depositor  prior to such date:  (i) there are no material legal or governmental  proceedings  pending (or known to be  contemplated)  against it that would be  material  to  Noteholders;  (ii) there  are no relationships  or  transactions  (as described in  Item 1119(b)  of Regulation AB) relating to the  Indenture  Trustee  with  respect  to the  Depositor  or  any  sponsor,  issuing  entity, servicer, trustee,  originator,  significant obligor, enhancement or support provider or other material  transaction  party (as each of such terms are used in Regulation AB) relating to the
Securitization  Transaction  contemplated  by the  Servicing  Agreement,  as identified by the
Depositor to the  Indenture  Trustee in writing as of the Closing Date (each,  a  "Transaction
Party")  that are  outside  the  ordinary  course of  business or on terms other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the
Securitization  Transaction,  and that are  material to the  investors'  understanding  of the
Notes;  and (iii) the  Indenture  Trustee is not an affiliate (as contemplated by Item 1119(a)
of  Regulation AB)  of any  Transaction  Party.  The  Depositor  shall  notify  the  Indenture
Trustee of any change in the identity of a Transaction Party after the Closing Date.

(b)     If so  requested  by the  Depositor  on any  date  following  the  Closing  Date,  the
Indenture  Trustee  shall,  within five  Business  Days  following  such  request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in  paragraph (a)  of this  Section or, if any such  representation  and  warranty is not accurate as of the date of such  confirmation,  provide the  pertinent  facts,  in writing,  to the  Depositor.  Any such request from the  Depositor  shall not be given more than once each calendar  quarter,  unless the  Depositor  shall have a  reasonable  basis for  questioning  the  accuracy  of any of the representations and warranties.

Section 9.03   Information to Be Provided by the Indenture Trustee.

        For so long as the  Company is subject to Exchange  Act  reporting  requirements  with respect  to  the  Trust  Fund,  for  the  purpose  of  satisfying  the  Depositor's  reporting obligation  under the Exchange Act with respect to any class of Notes,  the Indenture  Trustee shall provide to the Depositor a written  description  of (a) any  litigation or  governmental proceedings  pending  against the Indenture  Trustee as of the last day of each calendar month that  would be  material  to  Noteholders,  and  (b) any  affiliations  or  relationships  (as described in Item 1119 of  Regulation AB)  that develop following the Closing Date between the
Indenture  Trustee and any Transaction  Party of the type described in Section  9.02(a)(ii) or
9.02(a)(iii)  as of the  last  day of each  calendar  year.  Any  descriptions  required  with respect to legal proceedings,  as well as updates to previously provided  descriptions,  under this  Section 9.03  shall be given no later than five Business Days prior to the Determination
Date  following  the  month  in  which  the  relevant  event  occurs,   and  any  notices  and
descriptions  required  with  respect  to  affiliations,  as well  as  updates  to  previously provided  descriptions,  under this  Section 9.03  shall be given no later than  January 31 of the calendar  year  following the year in which the relevant  event occurs.  As of the related
Payment  Date with  respect to each Report on Form 10-D with  respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each Report on Form 10-K with respect to the Notes is filed,  the  Indenture  Trustee  shall be deemed to represent and warrant  that  any  information  previously  provided  by the  Indenture  Trustee  under  this
Article IX  is  materially  correct  and  does  not have any  material  omissions  unless  the
Indenture  Trustee has provided an update to such  information.  The Depositor  will allow the
Indenture  Trustee to review any  disclosure  relating  to  material  litigation  against  the
Indenture  Trustee  prior to filing  such  disclosure  with the  Commission  to the extent the
Depositor changes the information provided by the Indenture Trustee.

Section 9.04   Report on Assessment of Compliance and Attestation.

               On or before March 15 of each calendar year, the Indenture Trustee shall:

(a)     deliver to the Depositor a report (in form and substance  reasonably  satisfactory  to
the  Depositor)   regarding  the  Indenture  Trustee's   assessment  of  compliance  with  the
applicable  Servicing  Criteria  during the immediately  preceding  calendar year, as required under  Rules  13a-18 and  15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB.  Such
report shall be signed by an authorized  officer of the Indenture  Trustee,  and shall address each of the Servicing Criteria specified on Exhibit G hereto; and

(b)     deliver to the Depositor a report of a registered  public  accounting  firm satisfying the  requirements  of Rule 2-01 of Regulation  S-X under the  Securities  Act and the Exchange
Act that  attests to, and reports  on, the  assessment  of  compliance  made by the  Indenture
Trustee and  delivered  pursuant to the  preceding  paragraph.  Such  attestation  shall be in accordance  with Rules  1-02(a)(3)  and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 9.05   Indemnification; Remedies.

(a)     The Indenture Trustee shall indemnify the Depositor,  each affiliate of the Depositor, the  Servicer  and each  affiliate  of the  Servicer,  and the  respective  present and former directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless  from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and expenses and related costs,  judgments,  and any other costs,  fees and expenses that any of them may sustain arising out of or based upon:

                      (i)    (A)    any untrue  statement  of a  material  fact  contained  or alleged to be contained in any information,  report,  certification,  accountants' attestation or other  material  provided  under this Article IX by or on behalf of the  Indenture  Trustee
(collectively,  the "Indenture Trustee Information"),  or (B) the omission or alleged omission to state in the  Indenture  Trustee  Information  a material fact required to be stated in the
Indenture  Trustee  Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  or

                      (ii)   any   failure  by  the   Indenture   Trustee   to   deliver   any
information,  report,  certification,  or other  material  when  and as  required  under  this
Article  IX,  other  than a failure  by the  Indenture  Trustee  to  deliver  an  accountants'
attestation.

(b)     In the  case of any  failure  of  performance  described  in  clause (ii)  of  Section
9.05(a),  as well as a failure to deliver an accountants'  attestation,  the Indenture Trustee shall  (i) promptly  reimburse  the  Depositor  for  all  costs  reasonably  incurred  by  the
Depositor  in  order  to  obtain  the   information,   report,   certification,   accountants'
attestation  or other  material  not  delivered  by the  Indenture  Trustee  as  required  and
(ii) cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)     The Depositor and the Servicer shall indemnify the Indenture  Trustee,  each affiliate of  the  Indenture  Trustee  and  the  respective  present  and  former  directors,  officers, employees and agents of the Indenture  Trustee,  and shall hold each of them harmless from and against any losses,  damages,  penalties,  fines,  forfeitures,  legal fees and  expenses  and related  costs,  judgments,  and any  other  costs,  fees  and  expenses  that any of them may sustain  arising out of or based upon (i) any  untrue  statement of a material fact  contained or alleged to be contained in any  information  provided under this Servicing  Agreement by or on behalf of the  Depositor  or Servicer for  inclusion  in any report  filed with  Commission under the  Exchange  Act  (collectively,  the "RFC  Information"),  or  (ii) the  omission  or alleged  omission to state in the RFC  Information  a material  fact  required to be stated in the RFC  Information  or necessary in order to make the  statements  therein,  in the light of the circumstances under which they were made, not misleading.

(d)     Notwithstanding any provision in this Section 9.05 to the contrary,  the parties agree that none of the  Indenture  Trustee,  the  Depositor or the  Servicer  shall be liable to the other for any  consequential  or  punitive  damages  whatsoever,  whether  in  contract,  tort
(including  negligence  and strict  liability),  or any other  legal or  equitable  principle;
provided,  however,  that such limitation  shall not be applicable with respect to third party claims made against a party.

        IN WITNESS  WHEREOF,  the Servicer,  the Issuer and the Indenture  Trustee have caused this Agreement to be duly executed by their respective  officers or representatives  all as of the day and year first above written.
                                               GMAC MORTGAGE CORPORATION,
                                                  as Servicer

                                               By: _____________________________________
                                                      Name:
                                                      Title:

                                               GMACM HOME EQUITY LOAN TRUST 2006-HE2, as
                                               Issuer

                                               By:    Wilmington Trust Company, not in its
                                                      individual capacity but solely as
                                                      Owner Trustee

                                               By: ______________________________________
                                                      Name:
                                                      Title:

                                               JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as
                                               Indenture Trustee

                                               By: ________________________________________
                                                      Name:
                                                      Title:

                                          EXHIBIT A

                                    MORTGAGE LOAN SCHEDULE

                             [ON FILE WITH THE INDENTURE TRUSTEE]

                                          EXHIBIT B

                                  LIMITED POWER OF ATTORNEY

                               KNOW ALL MEN BY THESE PREMISES:

        That JPMorgan Chase Bank, National  Association,  as indenture trustee (the "Indenture
Trustee"),  under the  indenture  dated as of June 29, 2006 (the  "Indenture"),  between GMACM
Home Equity Loan Trust  2006-HE2,  as issuer and the  Indenture  Trustee,  a national  banking association  organized  and  existing  under the laws of the  United  States of  America,  and having its  principal  office  located at 6 New York  Plaza,  6th  Floor,  New York,  New York
10004, hath made,  constituted and appointed,  and does by these presents make, constitute and appoint GMAC  Mortgage  Corporation,  a corporation  organized and existing  under the laws of the Commonwealth of Pennsylvania,  its true and lawful  Attorney-in-Fact,  with full power and authority to sign, execute,  acknowledge,  deliver, file for record, and record any instrument on its behalf  and to perform  such  other act or acts as may be  customarily  and  reasonably necessary and  appropriate to effectuate the following  enumerated  transactions in respect of any of the  Mortgages  securing a Mortgage Loan and the related  Mortgage  Notes for which the
undersigned  is  acting  as  Indenture  Trustee  for  various  Securityholders   (whether  the
undersigned  is named therein as mortgagee or  beneficiary  or has become  mortgagee by virtue of  endorsement  of such  Mortgage  Note  secured  by any such  Mortgage)  and for which  GMAC
Mortgage  Corporation  is acting as Servicer  pursuant to a  Servicing  Agreement  dated as of
June 29, 2006 (the "Servicing Agreement").

This appointment shall apply to the following enumerated transactions only:

1.      The  modification  or  re-recording  of  a  Mortgage,   where  said   modification  or
        re-recording  is for the purpose of  correcting  the  Mortgage to conform  same to the original  intent of the parties  thereto or to correct title errors  discovered  after such title  insurance  was issued and said  modification  or  re-recording,  in either instance, does not adversely affect the Lien of the Mortgage as insured.

2.      The  subordination  of the  Lien of a  Mortgage  to an  easement  in favor of a public utility  company or a government  agency or unit with powers of eminent  domain;  this
        section   shall   include,    without    limitation,    the   execution   of   partial
        satisfactions/releases,   partial  reconveyances  or  the  execution  of  requests  to trustees to accomplish same.

3.      With  respect  to a  Mortgage,  the  foreclosure,  the  taking  of a deed  in  lieu of
        foreclosure,   or  the   completion  of  judicial  or   non-judicial   foreclosure  or
        termination,  cancellation or rescission of any such foreclosure,  including,  without limitation, any and all of the following acts:

        a.     The  substitution  of trustee(s)  serving under a Mortgage,  in accordance with state law and the Mortgage;

        b.     the preparation and issuance of statements of breach or non-performance;

        c.     the preparation and filing of notices of default and/or notices of sale;

        d.     Cancellations/rescissions of notices of default or notices of sale;

        e.     The taking of a deed in lieu of foreclosure; and

        f.     The  preparation  and execution of such other  documents and the performance of such  other  actions as may be  necessary  under the terms of the  Mortgage  or state law to expeditiously complete said transactions in this paragraph 3.

4.      The conveyance of the properties to the mortgage insurer,  or the closing of the title to the property to be acquired as real estate  owned,  or  conveyance of title to real estate owned.

5.      The completion of loan assumption agreements and modification agreements.

6.      The full  satisfaction/release  of a Mortgage or full  reconveyance  upon  payment and discharge of all sums secured thereby, including, without limitation,  cancellation of the related Mortgage Note.

7.      The assignment of any Mortgage and the related  Mortgage Note, in connection  with the repurchase of the Mortgage Loan secured and evidenced thereby.

8.      The full  assignment  of a Mortgage  upon  payment and  discharge  of all sums secured thereby in conjunction with the refinancing  thereof,  including,  without limitation, the assignment of the related Mortgage Note.

9.      The  modification  or  re-recording  of  a  Mortgage,   where  said   modification  or
        re-recording  is for the purpose of any  modification  pursuant to Section 3.01 of the
        Servicing Agreement.

10.     The  execution  of partial  satisfactions/releases  pursuant  to  Section  3.01 of the
        Servicing Agreement.

        Capitalized  terms used herein that are not otherwise  defined shall have the meanings ascribed thereto in Appendix A to the Indenture.

        This  Power of  Attorney  is  effective  for one (1) year from the date  hereof or the earlier of  (i) revocation  by the Indenture  Trustee,  (ii) the  Attorney  shall no longer be retained on behalf of the  Indenture  Trustee or an affiliate  of the  Indenture  Trustee;  or
(iii) the expiration of one year from the date of execution.

        The  authority  granted  to the  attorney-in-fact  by the  Power  of  Attorney  is not transferable to any other party or entity.

        This  Agreement  shall be governed by, and construed in accordance  with,  the laws of the State of New York without regard to its conflicts of law principles.

        All actions heretofore taken by said Attorney, which the Attorney could properly have taken pursuant to this Power of Attorney, be, and hereby are, ratified and affirmed.

        IN WITNESS WHEREOF,  JPMorgan Chase Bank, National Association,  as Indenture Trustee,
and   these   present   to  be   signed   and   acknowledged   in  its  name  and   behalf  by
___________________  its duly elected and  authorized  Senior Vice  President this _______ day of ___________________, 200_.

                                                JP Morgan Chase Bank, National Association

                                                By: ______________________________________
                                                Name:
                                                Title:

                                                Witness
                                                Printed Name:

                                                Witness
                                                Printed Name:

                                       ACKNOWLEDGEMENT

STATE OF  _________________________________

COUNTY OF  ________________________________

        Personally  appeared  before me the  above-named  _________________________,  known or proved  to me to be the same  person  who  executed  the  foregoing  instrument  and to be the
               [Title]                 JPMorgan Chase Bank, National  Association,  as Trustee
for __________  _______,  and acknowledged that s/he executed the same as her/his free act and deed and the free act and deed of the Trustee.

        Subscribed and sworn before me this _______ day of _______________, 200__.

                                                NOTARY PUBLIC
                                                My Commission expires:

                                          EXHIBIT C

                                 FORM OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with your administration of the Mortgage Loans, we request the release of the
Mortgage File described below.

Servicing Agreement Dated:
Series #:
Account #:
Pool #:
Loan #:
Borrower Name(s):
Reason for Document Request: (circle one)          Mortgage Loan
Prepaid in Full                                    Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Servicing Agreement."

GMAC Mortgage Corporation
Authorized Signature

******************************************************************************
TO CUSTODIAN:  Please acknowledge this request, and check off documents being enclosed with a copy of this form.  You should retain this form for your files in accordance with the terms of the Servicing Agreement.

Enclosed Documents:       [__]   Mortgage Note

Name   ______________________________

Title  ______________________________

Date  _______________________________

                                         EXHIBIT D-1

                               FORM OF FORM 10-K CERTIFICATION

        I, [identify the certifying individual], certify that:

        1.     I have  reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in  respect of the  period  covered by this  report on Form 10-K of the trust (the
Exchange Act periodic  reports)  pursuant to the Servicing  Agreement dated June 29, 2006 (the
"Agreement") among GMAC Mortgage  Corporation (the "Servicer"),  Home Loan Trust 2006-HE2 (the
"Issuer")  and  JPMorgan  Chase Bank,  National  Association  (the  "Indenture  Trustee")  and
acknowledged and agreed to by Residential Asset Mortgage Products, Inc;

        2.     Based on my knowledge,  Exchange Act periodic reports, taken as a whole, do not contain any untrue  statement of a material  fact or omit to state a material  fact  necessary to make the statements  made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

        3.     Based on my  knowledge,  the servicing  information  required to be provided to the  Indenture  Trustee by the  Servicer  under the  Servicing  Agreement is included in these reports;

        3.     Based  on  my  knowledge,   all  of  the  distribution,   servicing  and  other
information  required to be provided  under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;

        4.     I am  responsible  for reviewing the  activities  performed by the Servicer and based  on my  knowledge  and  the  compliance  review  conducted  in  preparing  the  servicer compliance  statement  required in this report under Item 1123 of  Regulation AB and except as disclosed in the Exchange Act periodic  reports,  the Servicer has fulfilled  its  obligations under the Agreement; and

        5.     All of the reports on  assessment  of compliance  with  servicing  criteria for asset-backed  securities  and their  related  attestation  reports on assessment of compliance with servicing  criteria for  asset-backed  securities  required to be included in this report in  accordance  with Item 1122 of  Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been  included as an exhibit to this  report,  except as  otherwise  disclosed in this report.
Any material  instances  of  noncompliance  described  in such reports have been  disclosed in this report on Form 10-K.

        In giving  the  certifications  above,  I have  reasonably  relied on the  information provided to me by the following unaffiliated parties: [the Indenture Trustee]

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.

        ____________________________*
        Name:
        Title:

        * to be signed by the senior officer in charge of the servicing functions of the
Servicer

                                             EXHIBIT D-2

                        FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE

        The undersigned,  a Responsible Officer of JPMorgan Chase Bank, National  Association,
(the "Indenture Trustee") certifies that:

        (a)    The Indenture Trustee has performed all of the duties specifically  required to be performed by it pursuant to the  provisions  of the  Servicing  Agreement  dated as of June
29, 2006 (the  "Agreement") by and among GMACM Home Equity Loan Trust 2006-HE2,  as depositor,
GMAC  Mortgage  Corporation,  as Servicer,  and the Indenture  Trustee in accordance  with the standards set forth therein.

        (b)    Based on my  knowledge,  the  information  that is  provided  by the  Indenture
Trustee  pursuant to Section  4.02(b) of the  Agreement  is accurate as of the last day of the
20[__] calendar year.

        Capitalized  terms used and not  defined  herein  shall have the  meanings  given such terms in the Agreement.

        IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20[__].

        ____________________________*
        Name:
        Title:

                                          EXHIBIT E

                                      SERVICING CRITERIA

                SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

        The assessment of compliance to be delivered by the Indenture Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

-------------------------------------------------------------------------- ------------------
                                                                              APPLICABLE
                                                                               SERVICING
                           SERVICING CRITERIA                                  CRITERIA
-------------------------------------------------------------------------- ------------------
   REFERENCE                             CRITERIA
----------------- -------------------------------------------------------- ------------------
                             GENERAL SERVICING CONSIDERATIONS
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(i)     Policies and procedures are instituted to monitor any
                  performance or other triggers and events of default in
                  accordance with the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(ii)    If any material servicing activities are outsourced to
                  third parties, policies and procedures are instituted
                  to monitor the third party's performance and
                  compliance with such servicing activities.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iii)   Any requirements in the transaction agreements to
                  maintain a back-up servicer for the pool assets are
                  maintained.
----------------- -------------------------------------------------------- ------------------
1122(d)(1)(iv)    A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing
                  function throughout the reporting period in the amount
                  of coverage required by and otherwise in accordance
                  with the terms of the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            CASH COLLECTION AND ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(i)     Payments on pool assets are deposited into the              |X| (as to
                  appropriate custodial bank accounts and related bank
                  clearing accounts no more than two business days         accounts held by
                  following receipt, or such other number of days              Indenture
                  specified in the transaction agreements.                     Trustee)
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(ii)    Disbursements made via wire transfer on behalf of an        |X| (as to
                  obligor or to an investor are made only by authorized     investors only)
                  personnel.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(iii)   Advances of funds or guarantees regarding collections,
                  cash flows or distributions, and any interest or other
                  fees charged for such advances, are made, reviewed and
                  approved as specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  The related accounts for the transaction, such as cash
                  reserve accounts or accounts established as a form of       |X| (as to
                  overcollateralization, are separately maintained         accounts held by
                  (e.g., with respect to commingling of cash) as set           Indenture
1122(d)(2)(iv)    forth in the transaction agreements.                         Trustee)
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(v)     Each custodial account is maintained at a federally
                  insured depository institution as set forth in the
                  transaction agreements. For purposes of this
                  criterion, "federally insured depository institution"
                  with respect to a foreign financial institution means
                  a foreign financial institution that meets the
                  requirements of Rule 13k-1(b)(1) of the Securities
                  Exchange Act.*
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent
                  unauthorized access.
----------------- -------------------------------------------------------- ------------------
1122(d)(2)(vii)   Reconciliations are prepared on a monthly basis for
                  all asset-backed securities related bank accounts,
                  including custodial accounts and related bank clearing
                  accounts. These reconciliations are (A) mathematically
                  accurate; (B) prepared within 30 calendar days after
                  the bank statement cutoff date, or such other number
                  of days specified in the transaction agreements; (C)
                  reviewed and approved by someone other than the person
                  who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling
                  items are resolved within 90 calendar days of their
                  original identification, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                            INVESTOR REMITTANCES AND REPORTING
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(i)     Reports to investors, including those to be filed with
                  the Commission, are maintained in accordance with the
                  transaction agreements and applicable Commission
                  requirements. Specifically, such reports (A) are
                  prepared in accordance with timeframes and other terms
                  set forth in the transaction agreements; (B) provide
                  information calculated in accordance with the terms
                  specified in the transaction agreements; (C) are filed
                  with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the
                  trustee's records as to the total unpaid principal
                  balance and number of pool assets serviced by the
                  servicer.
----------------- -------------------------------------------------------- ------------------
1122(d)(3)(ii)    Amounts due to investors are allocated and remitted in          |X|
                  accordance with timeframes, distribution priority and
                  other terms set forth in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made to an investor are posted within
                  two business days to the servicer's investor records,
                  or such other number of days specified in the                   |X|
1122(d)(3)(iii)   transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Amounts remitted to investors per the investor reports
                  agree with cancelled checks, or other form of payment,          |X|
1122(d)(3)(iv)    or custodial bank statements.
----------------- -------------------------------------------------------- ------------------
                                 POOL ASSET ADMINISTRATION
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(i)     Collateral or security on pool assets is maintained as
                  required by the transaction agreements or related
                  asset pool documents.
----------------- -------------------------------------------------------- ------------------
                  Pool assets and related documents are safeguarded as
1122(d)(4)(ii)    required by the transaction agreements
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iii)   Any additions, removals or substitutions to the asset
                  pool are made, reviewed and approved in accordance
                  with any conditions or requirements in the transaction
                  agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(iv)    Payments on pool assets, including any payoffs, made
                  in accordance with the related pool asset documents
                  are posted to the servicer's obligor records
                  maintained no more than two business days after
                  receipt, or such other number of days specified in the
                  transaction agreements, and allocated to principal,
                  interest or other items (e.g., escrow) in accordance
                  with the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(v)     The servicer's records regarding the pool assets agree
                  with the servicer's records with respect to an
                  obligor's unpaid principal balance.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vi)    Changes with respect to the terms or status of an
                  obligor's pool asset  (e.g., loan modifications or
                  re-agings) are made, reviewed and approved by
                  authorized personnel in accordance with the
                  transaction agreements and related pool asset
                  documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(vii)   Loss mitigation or recovery actions (e.g., forbearance
                  plans, modifications and deeds in lieu of foreclosure,
                  foreclosures and repossessions, as applicable) are
                  initiated, conducted and concluded in accordance with
                  the timeframes or other requirements established by
                  the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(viii)  Records documenting collection efforts are maintained during the period a pool asset is delinquent in
                  accordance with the transaction agreements. Such
                  records are maintained on at least a monthly basis, or
                  such other period specified in the transaction
                  agreements, and describe the entity's activities in
                  monitoring delinquent pool assets including, for
                  example, phone calls, letters and payment rescheduling
                  plans in cases where delinquency is deemed temporary
                  (e.g., illness or unemployment).
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(ix)    Adjustments to interest rates or rates of return for
                  pool assets with variable rates are computed based on
                  the related pool asset documents.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(x)     Regarding any funds held in trust for an obligor (such
                  as escrow accounts): (A) such funds are analyzed, in
                  accordance with the obligor's pool asset documents, on
                  at least an annual basis, or such other period
                  specified in the transaction agreements; (B) interest
                  on such funds is paid, or credited, to obligors in
                  accordance with applicable pool asset documents and
                  state laws; and (C) such funds are returned to the
                  obligor within 30 calendar days of full repayment of
                  the related pool asset, or such other number of days
                  specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xi)    Payments made on behalf of an obligor (such as tax or
                  insurance payments) are made on or before the related
                  penalty or expiration dates, as indicated on the
                  appropriate bills or notices for such payments,
                  provided that such support has been received by the
                  servicer at least 30 calendar days prior to these
                  dates, or such other number of days specified in the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xii)   Any late payment penalties in connection with any
                  payment to be made on behalf of an obligor are paid
                  from the servicer's funds and not charged to the
                  obligor, unless the late payment was due to the
                  obligor's error or omission.
----------------- -------------------------------------------------------- ------------------
                  Disbursements made on behalf of an obligor are posted
                  within two business days to the obligor's records
                  maintained by the servicer, or such other number of
1122(d)(4)(xiii)  days specified in the transaction agreements.
----------------- -------------------------------------------------------- ------------------
1122(d)(4)(xiv)   Delinquencies, charge-offs and uncollectible accounts
                  are recognized and recorded in accordance with the
                  transaction agreements.
----------------- -------------------------------------------------------- ------------------
                  Any external enhancement or other support, identified
                  in Item 1114(a)(1) through (3) or Item 1115 of
                  Regulation AB, is maintained as set forth in the                |X|
1122(d)(4)(xv)    transaction agreements.
----------------- -------------------------------------------------------- ------------------

----------------------------------------------------------------------------------------------
*       Subject to clarification by the Commission.